Free writing prospectus Filed Pursuant to Rule 43
                                             Registration File No. 333-131662-10

                    CHL Mortgage Pass-Through Trust 2006-HYB5

                                Final Term Sheet

                               [LOGO] Countrywide

                           $526,000,100 (Approximate)

                                   CWMBS, Inc.
                                    Depositor

                          Countrywide Home Loans, Inc.
                               Sponsor and Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                             Free writing prospectus

              Mortgage Pass-Through Certificates, Series 2006-HYB5

            Distributions payable monthly, beginning August 22, 2006

                                   ----------

The following classes of certificates are being offered pursuant to this free writing prospectus:

-----------------------------------------------------------------------------------------------------------------
                        Initial Class                                           Initial Class
                         Certificate                                             Certificate
                       Balance/Initial       Pass-Through                      Balance/Initial       Pass-Through
                      Notional Amount(1)        Rate(2)                       Notional Amount(1)        Rate(2)
-----------------------------------------------------------------------------------------------------------------
Class 1-A-1               $26,052,000          Variable      Class 3-A-2          $15,320,000          Variable
-----------------------------------------------------------------------------------------------------------------
Class 1-A-2                $2,895,000          Variable      Class 3-A-IO    $153,196,000 (3)          Variable
-----------------------------------------------------------------------------------------------------------------
Class 1-A-IO          $28,947,000 (3)          Variable      Class 4-A-1          $79,086,000          Variable
-----------------------------------------------------------------------------------------------------------------
Class 2-A-1              $184,240,000          Variable      Class 4-A-2           $8,787,000          Variable
-----------------------------------------------------------------------------------------------------------------
Class 2-A-2               $46,060,000          Variable      Class A-R             $      100          Variable
-----------------------------------------------------------------------------------------------------------------
Class 2-A-IO         $230,300,000 (3)          Variable      Class M              $12,575,000          Variable
-----------------------------------------------------------------------------------------------------------------
Class 3-A-1A             $ 75,000,000          Variable      Class B-1             $8,026,000          Variable
-----------------------------------------------------------------------------------------------------------------
Class 3-A-1B              $62,876,000          Variable      Class B-2             $5,083,000          Variable
-----------------------------------------------------------------------------------------------------------------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this prospectus supplement are listed, together with their pass-through rates and their initial ratings, in the tables under "Summary--Description of the Certificates."

(3) The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates are interest only notional amount certificates. The initial notional amounts of the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates are set forth in the table but are not included in the aggregate certificate balance of all the certificates offered.

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                                     Summary

Issuing Entity

CHL Mortgage Pass-Through Trust 2006-HYB5, a common law trust formed under the laws of the State of New York.

See "The Issuing Entity" in this free writing prospectus.

Depositor

CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

See "The Depositor" in the prospectus.

Sponsor and Sellers

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

See "Servicing of Mortgage Loans--Countrywide Home Loans" in this free writing prospectus.

Master Servicer

Countrywide Home Loans Servicing LP

See "Servicing of Mortgage Loans--Countrywide Home Loans Servicing LP" in this free writing prospectus.

Trustee

The Bank of New York

See "Description of the Certificates--The Trustee" in this free writing prospectus.

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For any mortgage loan, the later of July 1, 2006 and the origination date for that mortgage loan (referred to as the "cut-off date" ).

Closing Date

On or about July 28, 2006.

The Mortgage Loans

The mortgage pool will consist of conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance of approximately $535,097,397 as of the cut-off date. Substantially all of the mortgage loans have original terms to maturity of 30 years. The mortgage pool will be divided into four separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan is adjustable based on a specified index after a specified period after origination during which the mortgage rate is fixed. The approximate aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date was as follows:

   Loan         Aggregate Principal        Fixed Rate
   Group              Balance            Period (months)
----------      -------------------      ---------------
     1              $30,959,203                36
     2             $246,310,342                60
     3             $163,845,820                84
     4              $93,982,032               120


The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion

--------------------------------------------------------------------------------

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in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance      $30,959,203

Geographic Concentrations in
   excess of 10%:

   California                            19.08%

   Florida                               24.82%

Weighted Average Original
   Loan-to-Value Ratio                   74.62%

Weighted Average Current
   Mortgage Rate                         6.631%

Range of Current Mortgage Rates          4.875% to
                                          8.250%

Average Current Principal Balance        $294,850

Range of Current Principal Balances      $32,500 to
                                          $1,496,743

Weighted Average Remaining
   Term to Maturity                      357 months

Weighted Average FICO Score              719

Weighted Average Gross Margin            2.511%

Weighted Average Maximum
   Mortgage Rate                         12.533%

Weighted Average Minimum
   Mortgage Rate                         2.511%

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance      $246,310,342

Geographic Concentrations in
   excess of 10%:

   California                            59.56%

Weighted Average Original
   Loan-to-Value Ratio                   76.22%

Weighted Average Current
   Mortgage Rate                         6.696%

Range of Current Mortgage Rates          4.750% to
                                          8.750%

Average Current Principal Balance        $543,731

Range of Current Principal Balances      $26,199 to
                                          $3,710,000

Weighted Average Remaining Term
   to Maturity                           359 months

Weighted Average FICO Score              710

Weighted Average Gross Margin            2.301%

Weighted Average Maximum
   Mortgage Rate                         11.792%

Weighted Average Minimum
   Mortgage Rate                         2.359%

As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance      $163,845,820

Geographic Concentrations in
   excess of 10%:

   California                            45.82%

Weighted Average Original
   Loan-to-Value Ratio                   74.25%

Weighted Average Current
   Mortgage Rate                         6.734%

Range of Current Mortgage Rates          5.250% to
                                          9.000%

Average Current Principal Balance        $563,044

Range of Current Principal Balances      $23,054 to
                                          $3,000,000

Weighted Average Remaining Term
   to Maturity                           358 months

Weighted Average FICO Score              714

Weighted Average Gross Margin            2.292%

Weighted Average Maximum
   Mortgage Rate                         11.823%

Weighted Average Minimum
   Mortgage Rate                         2.302%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance      $93,982,032

Geographic Concentrations in
   excess of 10%:

   California                            66.91%

Weighted Average Original
   Loan-to-Value Ratio                   71.67%

Weighted Average Current
   Mortgage Rate                         6.523%

Range of Current Mortgage Rates          4.875% to
                                          8.375%

Average Current Principal Balance        $630,752

Range of Current Principal Balances      $92,400 to
                                          $2,280,000

Weighted Average Remaining Term
   to Maturity                           359 months

Weighted Average FICO Score              743

Weighted Average Gross Margin            2.268%

Weighted Average Maximum
   Mortgage Rate                         11.571%

Weighted Average Minimum
   Mortgage Rate                         2.279%

Relationship Between the Loan Groups and the Certificate Groups

The numeric prefix for each class of senior certificates designates the group of senior certificates to which that class belongs and corresponds to the loan group with the same number. For example, the certificates with a "1" prefix are sometimes referred to in this free writing prospectus as the "group 1 senior certificates", the certificates with a "2" prefix are sometimes referred to in this free writing prospectus as the "group 2 senior certificates" and so forth. The Class A-R Certificates are part of the group 1 senior certificates. The subordinated certificates correspond to the mortgage loans in each loan group. The certificates generally receive distributions based on principal and interest collected from the mortgage loans in the corresponding loan group or loan groups.

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                                      S-5

--------------------------------------------------------------------------------

Description of the Certificates

The issuing entity will issue the following classes of certificates:

                                  Initial Class
                                   Certificate
                                 Balance/Initial                                                    Initial Rating    Initial Rating
       Class                   Notional Amount (1)                       Type                        (Moody's) (2)       (S&P) (2)
---------------------          -------------------    ------------------------------------------    --------------    --------------
 Offered Certificates

 Class 1-A-1                  $         26,052,000      Super Senior/Variable Pass-Through Rate           Aaa               AAA

 Class 1-A-2                  $          2,895,000     Senior Support/Variable Pass-Through Rate          Aaa               AAA

 Class 1-A-IO                 $  28,947,000 (3)(4)       Senior/Interest-Only/Notional Amount/            Aaa               AAA
                                                         Variable Pass-Through Rate/Component

 Class 2-A-1                  $        184,240,000      Super Senior/Variable Pass-Through Rate           Aaa               AAA

 Class 2-A-2                  $         46,060,000     Senior Support/Variable Pass-Through Rate          Aaa               AAA

 Class 2-A-IO                 $ 230,300,000 (3)(5)       Senior/Interest-Only/Notional Amount/            Aaa               AAA
                                                         Variable Pass-Through Rate/Component

 Class 3-A-1A                 $         75,000,000      Super Senior/Variable Pass-Through Rate           Aaa               AAA

 Class 3-A-1B                 $         62,876,000      Super Senior/Variable Pass-Through Rate           Aaa               AAA

 Class 3-A-2                  $         15,320,000     Senior Support/Variable Pass-Through Rate          Aaa               AAA

 Class 3-A-IO                 $ 153,196,000 (3)(6)       Senior/Interest-Only/Notional Amount/            Aaa               AAA
                                                         Variable Pass-Through Rate/Component

 Class 4-A-1                  $         79,086,000      Super Senior/Variable Pass-Through Rate           Aaa               AAA

 Class 4-A-2                  $          8,787,000     Senior Support/Variable Pass-Through Rate          Aaa               AAA

 Class A-R                    $                100    Senior/Variable Pass-Through Rate/Residual          Aaa               AAA

 Class M                      $         12,575,000      Subordinate/Variable-Pass Through Rate            Aa2               AA

 Class B-1                    $          8,026,000      Subordinate/Variable-Pass Through Rate            A2                 A

 Class B-2                    $         5,083,000       Subordinate/Variable-Pass Through Rate           Baa2               BBB

 Non-Offered Certificates(7)

 Class B-3                    $          4,013,000      Subordinate/Variable-Pass Through Rate

 Class B-4                    $          2,943,000      Subordinate/Variable-Pass Through Rate

 Class B-5                    $         2,141,296      Subordinate/Variable-Pass Through Rate

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates are comprised of multiple components that are not separately transferable. The respective notional amounts of the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates will be equal to the sum of the component notional amounts of their related components.

--------------------------------------------------------------------------------

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(4)   The Class 1-A-IO Certificates will have two components, the Class 1-A-1 IO and Class 1-A-2 IO Components, with component notional amounts that are equal to the class certificate balance of the Class 1-A-1 and Class 1-A-2 Certificates, respectively.

(5) The Class 2-A-IO Certificates will have two components, the Class 2-A-1 IO and Class 2-A-2 IO Components, with component notional amounts that are equal to the class certificate balance of the Class 2-A-1 and Class 2-A-2 Certificates, respectively.

(6) The Class 3-A-IO Certificates will have three components, the Class 3-A-1A IO, Class 3-A-1B IO and Class 3-A-2 IO Components, with component notional amounts that are equal to the class certificate balance of the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, respectively.

(7) The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

--------------------------------------------------------------------------------

The certificates also will have the following characteristics:

                                                                                          Interest Accrual
   Class         Related Loan Group     Pass-Through Rate     Interest Accrual Period        Convention
------------     ------------------     -----------------     -----------------------     ----------------
Offered
Certificates
Class 1-A-1               1                    (1)               calendar month (2)          30/360 (3)
Class 1-A-2               1                    (1)               calendar month (2)          30/360 (3)
Class 1-A-IO              1                    (4)               calendar month (2)          30/360 (3)
Class 2-A-1               2                    (5)               calendar month (2)          30/360 (3)
Class 2-A-2               2                    (5)               calendar month (2)          30/360 (3)
Class 2-A-IO              2                    (6)               calendar month (2)          30/360 (3)
Class 3-A-1A              3                    (7)               calendar month (2)          30/360 (3)
Class 3-A-1B              3                    (7)               calendar month (2)          30/360 (3)
Class 3-A-2               3                    (7)               calendar month (2)          30/360 (3)
Class 3-A-IO              3                    (8)               calendar month (2)          30/360 (3)
Class 4-A-1               4                    (9)               calendar month (2)          30/360 (3)
Class 4-A-2               4                    (9)               calendar month (2)          30/360 (3)
Class A-R                 1                   (10)               calendar month (2)          30/360 (3)
Class M             1, 2, 3 and 4             (11)               calendar month (2)          30/360 (3)
Class B-1           1, 2, 3 and 4             (11)               calendar month (2)          30/360 (3)
Class B-2           1, 2, 3 and 4             (11)               calendar month (2)          30/360 (3)

Non-Offered
Certificates
Class B-3           1, 2, 3 and 4             (11)               calendar month (2)          30/360 (3)
Class B-4           1, 2, 3 and 4             (11)               calendar month (2)          30/360 (3)
Class B-5           1, 2, 3 and 4             (11)               calendar month (2)          30/360 (3)

----------
(1) The pass-through rates for the Class 1-A-1 and Class 1-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in April 2009 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1, minus 0.368136% and 0.412043%, respectively and (ii) after the distribution date in April 2009 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(2) The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360 day year divided into twelve 30 day months.

(4) The pass-through rate for the Class 1-A-IO Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average of the component rates of the Class 1-A-1 IO and Class 1-A-2 IO Components. The component rates for the Class 1-A-1 IO and Class 1-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in April 2009 will be a per annum rate equal to 0.368136% and 0.412043%, respectively and (ii) after the distribution date in April 2009 will be a per annum rate equal to 0% in each case.

(5) The pass-through rates for the Class 2-A-1 and Class 2-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in June 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2, minus 0.510857% and 0.477587%, respectively and (ii) after the distribution date in June 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2.

(6) The pass-through rate for the Class 2-A-IO Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average of the component rates of the Class 2-A-1 IO and Class 2-A-2 IO Components. The component rates for the Class 2-A-1 IO and Class 2-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in June 2011 will be a per annum rate equal to 0.510857% and 0.477587%, respectively and (ii) after the distribution date in June 2011 will be a per annum rate equal to 0% in each case.

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                                      S-8

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(7)   The pass-through rates for the Class 3-A-1A, Class 3-A-1B and Class 3-A-2
      Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in May 2013 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3, minus 0.430835%, 0.472032% and 0.321397%, respectively and (ii) after the distribution date in May 2013 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3.

(8) The pass-through rate for the Class 3-A-IO Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average of the component rates of the Class 3-A-1A IO, Class 3-A-1B IO and Class 3-A-2 IO Components. The component rates for the Class 3-A-1A IO, Class 3-A-1B IO and Class 3-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in May 2013 will be a per annum rate equal to 0.430835%, 0.472032% and 0.321397%, respectively and (ii) after the distribution date in May 2013 will be a per annum rate equal to 0% in each case.

(9) The pass-through rates for the Class 4-A-1 and Class 4-A-2 Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4.

(10) The pass-through rate for the Class A-R Certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(11) The pass-through rate for each class of subordinated certificates for the interest accrual period for any distribution date will be equal to (i) the sum of the following for each loan group: the product of (1) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (2) the aggregate stated principal balance of the mortgage loans in that loan group as of the first day of the prior calendar month, minus the aggregate class certificate balance of the senior certificates (other than the Notional Amount Certificates) related to that loan group immediately prior to that distribution date, divided by (ii) the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date.

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                                      S-9

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Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

       Designation                 Classes of Certificates
-------------------------      -----------------------------
   Senior Certificates            Class 1-A-1, Class 1-A-2,
                                 Class 1-A-IO, Class 2-A-1,
                                 Class 2-A-2, Class 2-A-IO,
                                 Class 3-A-1A, Class 3-A-1B,
                                 Class 3-A-2, Class 3-A-IO,
                                Class 4-A-1, Class 4-A-2 and
                                   Class A-R Certificates

Subordinated Certificates            Class M and Class B
                                        Certificates

     Notional Amount             Class 1-A-IO, Class 2-A-IO
      Certificates             and Class 3-A-IO Certificates

  Class B Certificates              Class B-1, Class B-2,
                                  Class B-3, Class B-4 and
                                   Class B-5 Certificates

  Offered Certificates         Senior Certificates, Class M,
                                   Class B-1 and Class B-2
                                        Certificates

Record Date

The record date for each class of certificates and any distribution date will be the last business day of the month preceding the month of that distribution date.

Denominations

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) may elect to hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

We will make distributions on the business day immediately following the master servicer remittance date. The first distribution is scheduled for August 22, 2006.

Master Servicer Remittance Dates

The 19th day of each month, or if such day is not a business day, the next succeeding business day, beginning in August 2006.

Last Scheduled Distribution Date

The last scheduled distribution date for the certificates is the distribution date in September 2036. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

Interest Payments

The interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-8.

The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates will only be entitled to receive distributions of interest up to and including the distribution date in April 2009, June 2011 and May 2013, respectively.

On each distribution date, to the extent funds are available, each class of certificates will be entitled to receive:

o interest accrued at the applicable pass-through rate during the related interest accrual period on

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                                      S-10

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      the class certificate balance or notional amount, as applicable, of that class immediately prior to that distribution date; and

o     any interest remaining unpaid from prior distribution dates; less

o any net interest shortfalls allocated to that class for that distribution date.

Allocation of Interest Shortfalls:

For any distribution date, the interest entitlement for each class of certificates will be reduced by the amount of net interest shortfalls experienced by the related mortgage loans resulting from:

o     prepayments on the mortgage loans; and

o reductions in the interest rate on the related mortgage loans due to Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls for the mortgage loans in a loan group on any distribution date will be allocated pro rata among all classes and components of senior certificates related to that loan group and the subordinated certificates entitled to receive distributions of interest on that distribution date, based on their respective entitlements (or in the case of the subordinated certificates, their respective entitlements arising from the portion of the mortgage loans in that loan group evidenced by the subordinated certificates), in each case before taking into account any reduction in the amounts from net interest shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group in the order described below under "--Priority of Distributions Among Certificates", interest will be distributed on each class of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date. Any unpaid interest amount carried forward will not bear interest.

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

Generally, principal collections from the mortgage loans in a loan group are allocated to the related senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

o in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the principal balance of the mortgage loans in that loan group; and

o in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the tenth anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing,

o no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied; and

o if the subordination percentage meets a certain threshold and certain conditions related to the loss and delinquency performance of the mortgage loans in that loan group and in the other loan groups are satisfied (referred to as the "two-times test"), each senior prepayment percentage will step down prior to the tenth anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Principal will be distributed on each class of certificates entitled to receive principal distributions as described below under "--Amounts Available for Distributions on the Certificates."

The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates are not entitled to receive any principal distributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will generally be calculated on a loan group by loan group basis and will consist of the following amounts for the mortgage loans in each loan group (after the fees and expenses described under the next heading are subtracted):

o all scheduled installments of interest and principal due and received on the mortgage loans in the loan group in the applicable period, together with any advances with respect to them;

o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in the loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

o net proceeds from the liquidation of defaulted mortgage loans in the loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

o subsequent recoveries with respect to the mortgage loans in the loan group;

o partial or full prepayments of the mortgage loans in the loan group collected during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

o any substitution adjustment amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o the master servicing fee and additional servicing compensation due to the master servicer;

o the portion of the trustee fee related to that loan group and due to the trustee;

o     lender paid mortgage insurance premiums, if any;

o the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement; and

o all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by a specified per annum percentage (referred to as the master servicing fee rate). The master servicing fee rate varies from mortgage loan to mortgage loan and ranges from 0.250% per annum to 0.375% per annum. Information regarding the weighted average master servicing fee rate with respect to each of the loan groups can be found under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" in this free writing prospectus. The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans, as described under "Servicing of Mortgage Loans--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees, prepayment charges and other similar charges and all reinvestment income earned

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates--Priority of Distributions Among Certificates".

Source and Priority of Distributions:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

o to interest on the interest-bearing classes of senior certificates related to that loan group, pro rata, based on their respective interest entitlements;

o to principal of the classes of the senior certificates relating to that loan group (other than the notional amount certificates), in the order and subject to the priorities set forth below;

o to interest on and principal of, as applicable, the classes of the senior certificates not relating to that loan group, in the order and subject to the priorities described under "Description of the Certificates-- Principal--Transfer Payments" in this free writing prospectus;

o from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their priority of distribution, beginning with the Class M Certificates, in each case subject to the limitations set forth below; and

o     from any remaining available funds, to the Class A-R Certificates.

Principal

On each distribution date, the principal amount related to a loan group will be distributed as described above under "--Priority of Distributions Among Certificates" as principal first with respect to the related classes of senior certificates in an amount up to the related senior principal distribution amount, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount.

Senior Certificates:

On each distribution date, the principal amount related to a loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, as follows:

o with respect to loan group 1, sequentially, in the following order of priority:

      o to the Class A-R Certificates, until its class certificate balance is reduced to zero, and

      o concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

o with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

o with respect to loan group 3, concurrently, to the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

o with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of seniority, beginning with the Class M Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount (based on its respective class

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

certificate balance); provided, that if the applicable credit support percentage of a class or classes (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class or classes (referred to as "restricted classes"), the restricted classes will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Allocation of Realized Losses

On each distribution date, the amount of any realized losses on the mortgage loans in a loan group will be allocated in the following order or priority:

o to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding with the lowest distribution priority, until their respective class certificate balances are reduced to zero, and

o to the related classes of senior certificates (other than the notional amount certificates), in the following order, until their respective class certificate balances are reduced to zero:

      o in the case of loan group 1, sequentially to the Class 1-A-2 and Class 1-A-1 Certificates, in that order,

      o in the case of loan group 2, sequentially to the Class 2-A-2 and Class 2-A-1 Certificates, in that order,

      o in the case of loan group 3, sequentially, first to the Class 3-A-2 Certificates until its class certificate balance is reduced to zero and then, concurrently, to the Class 3-A-1A and Class 3-A-1B Certificates, pro rata, and

      o in the case of loan group 4, sequentially to the Class 4-A-2 and Class 4-A-1 Certificates, in that order.

In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of all classes of certificates exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the notional amount certificates) related to that loan group in accordance with the priorities set forth above under "--Allocation of Realized Losses."

Additionally, as described above under "--Principal Payments," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of the principal prepayments between the related senior certificates and the subordinated certificates) will equal or exceed the related senior percentage (which represents the related senior certificates' pro rata percentage interest in the mortgage loans in the related loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the related senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

balance of the mortgage loans in a loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers may be required to repurchase, or substitute with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the related master servicing fee rate).

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA Considerations

The offered certificates (other than the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of the benefit plan, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class M Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-1 and Class B-2 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore will not be mortgage related securities for purposes of that Act.

--------------------------------------------------------------------------------

                                The Mortgage Pool

      Set forth in the table below is the approximate percentage of Mortgage Loans in each loan group that were originated by the named originator, in each case by the aggregate Stated Principal Balance of the Mortgage Loans in the applicable loan group as of the cut-off date. The remainder of the Mortgage Loans were originated by unrelated third parties.


                                Countrywide         Ohio Savings
             Loan Group       Home Loans, Inc.          Bank
             ----------       ----------------      ------------
            Loan Group 1           35.55%              47.14%
            Loan Group 2           82.31%               7.72%
            Loan Group 3           88.14%               8.79%
            Loan Group 4           90.03%               0.00%

                                 MORTGAGE LOANS

                                  Loan Programs

                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Program                    Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
----------------------------  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
3/1 One-Year CMT ............      4     $  2,306,147       0.43%     576,537       6.01         345            711         70.2
5/1 One-Year CMT ............      1          435,288       0.08      435,288       5.50         347            672         95.0
5/1 One-Year CMT- Interest
  Only ......................      5        1,364,576       0.26      272,915       6.49         357            708         79.9
7/1 One-Year CMT ............      1          204,277       0.04      204,277       6.50         332            690         70.0
7/1 One-Year CMT- Interest
  Only ......................      3        1,244,400       0.23      414,800       6.17         359            753         69.9
10/1 One-Year CMT ...........      3        1,460,308       0.27      486,769       6.33         360            768         61.3
10/1 One-Year CMT- Interest
  Only ......................      2          628,700       0.12      314,350       6.14         357            746         71.5
3/27 Six-Month LIBOR ........      2          729,098       0.14      364,549       5.98         359            765         72.2
3/27 Six-Month LIBOR-

  Interest Only .............      3          619,649       0.12      206,550       5.97         360            673         78.3
5/25 Six-Month LIBOR ........      1          112,150       0.02      112,150       6.37         360            643         86.5
5/25 Six-Month LIBOR-

  Interest Only .............     31       10,067,705       1.88      324,765       6.71         359            689         78.2
7/23 Six-Month LIBOR-
  Interest Only .............      3          571,848       0.11      190,616       6.53         357            719         77.2
10/20 Six-Month LIBOR-
  Interest Only .............     16        8,055,241       1.51      503,453       7.45         357            686         75.1
3/1 One-Year LIBOR ..........     29        5,957,537       1.11      205,432       7.08         358            713         75.0
3/1 One-Year LIBOR- Interest
  Only ......................     67       21,346,772       3.99      318,609       6.61         358            722         75.0
5/1 One-Year LIBOR ..........     67       23,232,862       4.34      346,759       6.82         358            717         74.7
5/1 One-Year LIBOR- Interest
  Only ......................    348      211,097,760      39.45      606,603       6.68         359            710         76.2
7/1 One-Year LIBOR ..........     40       17,713,161       3.31      442,829       6.81         358            698         70.0
7/1 One-Year LIBOR- Interest
  Only ......................    244      144,112,133      26.93      590,623       6.73         359            716         74.8
10/1 One-Year LIBOR .........     10        6,434,514       1.20      643,451       6.00         358            757         64.6


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Program                    Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
----------------------------  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
10/1 One-Year LIBOR- Interest
  Only ......................    118       77,403,269      14.47      655,960       6.47         360            747         72.1
                                 ---     ------------     ------
  Total .....................    998     $535,097,397     100.00%
                                 ===     ============     ======

                   Current Mortgage Loan Principal Balances(1)


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
Range of                      Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Current Mortgage              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Principal Balances ($)     Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------------   ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50,000.00 .............     4     $    118,686        0.02%      29,672      7.821        358            737         58.9
50,000.01 - 100,000.00 .......    51        4,005,015        0.75       78,530      7.205        355            697         72.6
100,000.01 - 150,000.00 ......    47        5,712,982        1.07      121,553      7.290        356            704         73.7
150,000.01 - 200,000.00 ......    48        8,509,084        1.59      177,273      7.174        358            710         77.2
200,000.01 - 250,000.00 ......    33        7,499,188        1.40      227,248      6.948        357            703         75.2
250,000.01 - 300,000.00 ......    26        7,054,416        1.32      271,324      7.199        358            702         76.2
300,000.01 - 350,000.00 ......    21        6,773,611        1.27      322,553      6.907        358            690         77.1
350,000.01 - 400,000.00 ......    22        8,105,164        1.51      368,417      6.744        358            727         74.9
400,000.01 - 450,000.00 ......   100       43,289,520        8.09      432,895      6.527        358            712         76.2
450,000.01 - 500,000.00 ......   139       66,171,009       12.37      476,050      6.593        359            715         76.7
500,000.01 - 550,000.00 ......   111       58,137,359       10.86      523,760      6.566        359            717         76.0
550,000.01 - 600,000.00 ......    98       56,521,725       10.56      576,752      6.645        359            719         76.5
600,000.01 - 650,000.00 ......    97       61,325,543       11.46      632,222      6.655        359            713         76.0
650,000.01 - 700,000.00 ......    28       19,078,788        3.57      681,385      6.609        359            716         77.1
700,000.01 - 750,000.00 ......    31       22,516,918        4.21      726,352      6.487        359            732         76.9
750,000.01 - 1,000,000.00 ....    86       75,857,593       14.18      882,065      6.631        359            721         73.3
1,000,000.01 - 1,500,000.00 ..    38       46,096,796        8.61    1,213,074      6.762        359            723         69.9
1,500,000.01 - 2,000,000.00 ..    13       24,150,000        4.51    1,857,692      6.933        359            723         66.5
Greater than 2,000,000.01 ....     5       14,174,000        2.65    2,834,800      6.741        359            735         71.3
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $536,170.

                           Original Principal Balances


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
Range of                      Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Original Principal            Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Balances ($)                    Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50,000.00 .............     4     $    118,686        0.02%      29,672      7.821        358            737         58.9
50,000.01 - 100,000.00 .......    51        4,005,015        0.75       78,530      7.205        355            697         72.6
100,000.01 - 150,000.00 ......    47        5,712,982        1.07      121,553      7.290        356            704         73.7
150,000.01 - 200,000.00 ......    48        8,509,084        1.59      177,273      7.174        358            710         77.2
200,000.01 - 250,000.00 ......    33        7,499,188        1.40      227,248      6.948        357            703         75.2
250,000.01 - 300,000.00 ......    26        7,054,416        1.32      271,324      7.199        358            702         76.2
300,000.01 - 350,000.00 ......    21        6,773,611        1.27      322,553      6.907        358            690         77.1
350,000.01 - 400,000.00 ......    22        8,105,164        1.51      368,417      6.744        358            727         74.9
400,000.01 - 450,000.00 ......   100       43,289,520        8.09      432,895      6.527        358            712         76.2
450,000.01 - 500,000.00 ......   139       66,171,009       12.37      476,050      6.593        359            715         76.7
500,000.01 - 550,000.00 ......   111       58,137,359       10.86      523,760      6.566        359            717         76.0
550,000.01 - 600,000.00 ......    97       55,958,725       10.46      576,894      6.647        359            719         76.4
600,000.01 - 650,000.00 ......    97       61,325,543       11.46      632,222      6.655        359            713         76.0
650,000.01 - 700,000.00 ......    29       19,641,788        3.67      677,303      6.606        359            717         77.2
700,000.01 - 750,000.00 ......    31       22,516,918        4.21      726,352      6.487        359            732         76.9
750,000.01 - 1,000,000.00 ....    86       75,857,593       14.18      882,065      6.631        359            721         73.3
1,000,000.01 - 1,500,000.00 ..    38       46,096,796        8.61    1,213,074      6.762        359            723         69.9
1,500,000.01 - 2,000,000.00 ..    13       24,150,000        4.51    1,857,692      6.933        359            723         66.5
Greater than 2,000,000.01 ....     5       14,174,000        2.65    2,834,800      6.741        359            735         71.3
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

               Geographic Distribution of Mortgaged Properties(1)


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution         Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Alabama ......................     4     $  1,669,721        0.31%     417,430      6.797        354            734         76.8
Arizona ......................    36       15,999,959        2.99      444,443      6.874        358            727         73.0
California ...................   473      290,580,151       54.30      614,334      6.613        359            718         75.2
Colorado .....................    25       15,217,779        2.84      608,711      6.591        358            718         73.4
Connecticut ..................    10        7,950,004        1.49      795,000      6.986        360            717         73.0
District of Columbia .........     3        1,562,000        0.29      520,667      6.479        360            772         70.2
Delaware .....................     3        1,265,050        0.24      421,683      6.436        356            757         84.2
Florida ......................    95       39,988,403        7.47      420,931      6.947        358            719         74.3
Georgia ......................    16        6,186,614        1.16      386,663      6.654        359            738         73.8
Hawaii .......................     9        7,313,002        1.37      812,556      6.538        358            714         71.0
Idaho ........................     6        2,798,000        0.52      466,333      6.701        359            748         66.8
Illinois .....................    16        7,732,885        1.45      483,305      6.696        359            689         76.7
Indiana ......................     5          921,667        0.17      184,333      7.362        359            721         81.0
Kansas .......................     3          288,245        0.05       96,082      7.103        356            735         73.2
Kentucky .....................     1          441,500        0.08      441,500      6.250        359            729         74.2
Louisiana ....................     2          821,509        0.15      410,754      6.593        330            639         72.8
Massachusetts ................    20        9,018,605        1.69      450,930      7.031        359            712         71.3
Maryland .....................    16        8,535,432        1.60      533,464      6.816        359            705         79.6
Maine ........................     2          907,953        0.17      453,976      6.339        353            718         76.2
Michigan .....................    27        5,984,336        1.12      221,642      6.552        354            714         71.6
Minnesota ....................     5        2,301,759        0.43      460,352      6.556        358            740         76.6
Missouri .....................     9        1,603,195        0.30      178,133      6.841        358            704         73.9
Montana ......................     1          675,000        0.13      675,000      6.875        358            638         79.4
North Carolina ...............    11        4,239,631        0.79      385,421      6.433        358            732         73.1
New Jersey ...................    13        7,082,099        1.32      544,777      6.465        359            727         75.6
New Mexico ...................     2        1,478,000        0.28      739,000      6.651        360            689         75.6
Nevada .......................    42       17,692,131        3.31      421,241      6.693        359            711         77.7
New York .....................    12       10,238,250        1.91      853,188      7.121        360            700         70.1
Ohio .........................     2          506,199        0.09      253,100      6.354        356            685         79.7
Oregon .......................    16        5,706,248        1.07      356,640      6.823        358            726         78.1
Pennsylvania .................     6        2,221,698        0.42      370,283      6.636        354            668         74.1
Rhode Island .................     2          422,705        0.08      211,353      7.101        357            705         74.2
South Carolina ...............    11        5,016,788        0.94      456,072      6.751        358            730         64.3
Tennessee ....................     2          757,900        0.14      378,950      6.666        360            694         79.3
Texas ........................    14        7,368,905        1.38      526,350      6.448        358            748         75.8
Utah .........................     9        4,467,012        0.83      496,335      6.699        358            704         72.9


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution         Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Virginia .....................    32       17,763,080        3.32      555,096      6.525        359            708         77.3
Vermont ......................     2          690,000        0.13      345,000      7.011        360            746         56.0
Washington ...................    30       16,962,416        3.17      565,414      6.658        359            718         74.1
Wisconsin ....................     3          952,816        0.18      317,605      7.080        359            719         78.3
Wyoming ......................     2        1,768,750        0.33      884,375      6.500        360            781         48.4
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

----------
(1) No more than approximately 0.91% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.


                       Original Loan-to-Value Ratios(1)(2)


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Range of Original             Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan-to-Value Ratios (%)        Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50.00 .................    28     $ 15,070,736        2.82%     538,241      6.555        359            754         41.2
50.01 - 55.00 ................    12        9,537,100        1.78      794,758      6.393        357            731         53.7
55.01 - 60.00 ................    22       16,274,038        3.04      739,729      6.422        358            726         58.2
60.01 - 65.00 ................    50       24,992,118        4.67      499,842      6.580        358            732         63.4
65.01 - 70.00 ................    97       61,172,660       11.43      630,646      6.802        358            707         68.9
70.01 - 75.00 ................   188       92,843,478       17.35      493,848      6.826        359            722         74.1
75.01 - 80.00 ................   560      302,074,592       56.45      539,419      6.626        359            715         79.6
80.01 - 85.00 ................     3        1,393,100        0.26      464,367      6.036        359            704         84.2
85.01 - 90.00 ................    30        9,053,961        1.69      301,799      6.927        358            707         89.6
90.01 - 95.00 ................     8        2,685,613        0.50      335,702      7.315        357            716         94.5
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.72

(2) Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

                            Current Mortgage Rates(1)


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Range of Current              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
4.501 - 5.000 ................     7     $  2,937,957        0.55%     419,708      4.883        355            748         74.4
5.001 - 5.500 ................    20       11,214,996        2.10      560,750      5.387        353            745         71.3
5.501 - 6.000 ................    95       55,979,349       10.46      589,256      5.862        357            724         75.1
6.001 - 6.500 ................   302      177,796,571       33.23      588,730      6.355        359            728         74.5
6.501 - 7.000 ................   301      170,907,750       31.94      567,800      6.796        359            713         74.4
7.001 - 7.500 ................   171       71,376,898       13.34      417,409      7.342        359            702         75.4
7.501 - 8.000 ................    80       38,688,084        7.23      483,601      7.778        359            699         75.7
8.001 - 8.500 ................    19        5,425,604        1.01      285,558      8.256        359            703         78.7
8.501 - 9.000 ................     3          770,187        0.14      256,729      8.965        358            732         92.0
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans was approximately 6.673% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.671% per annum.

                          Types of Mortgaged Properties


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Property Type                   Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------                 ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Single Family Residence ......   546     $303,657,685       56.75%     556,150      6.671        359            716         74.3
Planned Unit Development .....   278      153,594,511       28.70      552,498      6.598        359            720         75.7
Low-rise Condominium .........   109       46,918,597        8.77      430,446      6.627        358            725         75.4
2-4 Family Residence .........    47       21,569,131        4.03      458,918      7.222        359            704         71.7
High-rise Condominium ........    18        9,357,471        1.75      519,860      6.959        359            715         77.2
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                                  Loan Purpose


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Purpose                    Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------                  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Purchase .....................   637     $343,177,208       64.13%     538,740      6.691        359            724         76.6
Refinance (cash-out) .........   224      119,332,064       22.30      532,732      6.742        359            700         70.4
Refinance (rate/term) ........   137       72,588,125       13.57      529,840      6.480        358            714         72.8
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                                     Occupancy Types(1)

                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Occupancy Type                  Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------                ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Primary Residence ............   703     $428,114,940       80.01%     608,983      6.595        359            717         75.2
Investment Property ..........   219       66,537,607       12.43      303,825      7.223        358            716         72.3
Secondary Residence ..........    76       40,444,850        7.56      532,169      6.596        358            728         73.7
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Remaining Term                Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
to Maturity (Months)            Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
360 ..........................   358     $222,902,381       41.66%     622,632      6.721        360            722         74.6
359 ..........................   310      180,395,475       33.71      581,921      6.706        359            710         76.3
358 ..........................   127       54,504,603       10.19      429,170      6.683        358            720         74.6
357 ..........................    89       34,916,356        6.53      392,319      6.905        357            711         71.8
356 ..........................    39       12,527,910        2.34      321,228      6.510        356            717         72.1
355 ..........................    11        4,315,824        0.81      392,348      6.032        355            742         65.0
354 ..........................     9        3,425,210        0.64      380,579      6.282        354            724         68.0
353 ..........................     6        1,435,062        0.27      239,177      6.797        353            738         66.6
352 ..........................    19        8,296,195        1.55      436,642      5.838        352            718         76.3
351 ..........................     9        4,242,379        0.79      471,375      5.642        351            757         79.2


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Remaining Term                Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
to Maturity (Months)            Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
350 ..........................     7        2,361,853        0.44      337,408      5.492        350            730         60.9
348 ..........................     1        1,085,849        0.20    1,085,849      5.750        348            701         52.4
347 ..........................     3        1,080,830        0.20      360,277      5.127        347            735         83.1
346 ..........................     2        1,284,900        0.24      642,450      5.972        346            737         77.2
344 ..........................     1          111,621        0.02      111,621      6.375        344            709         70.0
343 ..........................     1          997,712        0.19      997,712      5.375        343            814         70.2
338 ..........................     1          144,702        0.03      144,702      6.500        338            636         78.8
335 ..........................     1           90,346        0.02       90,346      6.000        335            733         80.0
332 ..........................     1          204,277        0.04      204,277      6.500        332            690         70.0
322 ..........................     1          108,299        0.02      108,299      8.000        322            705         90.0
319 ..........................     1          610,759        0.11      610,759      6.625        319            615         66.3
234 ..........................     1           54,852        0.01       54,852      7.500        234            643         75.0
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 359 months.

                             Documentation Programs


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Documentation Program           Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Reduced ......................   382     $207,426,315       38.76%     543,001      6.990        359            701         75.3
Full/Alternative .............   266      149,556,101       27.95      562,241      6.373        358            713         74.6
Preferred ....................   239      147,079,204       27.49      615,394      6.441        359            745         74.9
No Income/No Asset ...........    53       16,678,464        3.12      314,688      7.011        358            729         69.1
No Ratio .....................    34        8,939,868        1.67      262,937      7.203        358            715         71.7
Stated Income/Stated Asset ...    23        4,853,195        0.91      211,008      7.270        358            700         76.1
Streamlined ..................     1          564,250        0.11      564,250      6.750        360            650         72.8
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                              FICO Credit Scores(1)

                                                                                 Weighted     Weighted      Weighted     Weighted
                                         Aggregate                   Average     Average      Average       Average      Average
                             Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Range of                     Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
FICO Credit Scores             Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------           ---------  -----------      -------- -------------- --------  --------------   --------- -------------
601 - 620 ....................     7     $  3,884,598        0.73%     554,943      6.824        352            611         70.8
621 - 640 ....................    54       20,452,855        3.82      378,757      6.830        359            633         78.0
641 - 660 ....................    62       33,532,983        6.27      540,855      6.941        359            652         75.0
661 - 680 ....................   120       60,113,519       11.23      500,946      6.827        359            670         74.9
681 - 700 ....................   145       70,201,323       13.12      484,147      6.771        359            691         77.3
701 - 720 ....................   189      104,039,934       19.44      550,476      6.651        359            710         75.5
721 - 740 ....................   118       60,113,857       11.23      509,439      6.703        359            729         75.3
741 - 760 ....................   134       81,205,979       15.18      606,015      6.688        359            751         73.4
761 - 780 ....................    91       58,064,402       10.85      638,070      6.435        359            771         72.5
781 - 800 ....................    56       30,407,615        5.68      542,993      6.318        358            790         71.2
801 - 820 ....................    22       13,080,332        2.44      594,561      6.305        357            807         72.4
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 717.

                    Prepayment Charge Periods at Origination

                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Prepayment Charge Period      Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
(Months)                        Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................   738     $376,258,764       70.32%     509,836      6.662        358            720         75.2
6 ............................     4        2,173,565        0.41      543,391      7.449        357            711         72.2
12 ...........................   174      110,212,761       20.60      633,407      6.618        359            714         73.7
15 ...........................     1          640,000        0.12      640,000      7.000        358            762         53.1
36 ...........................    61       27,207,513        5.08      446,025      6.976        359            691         74.9
60 ...........................    20       18,604,794        3.48      930,240      6.694        359            720         71.2
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                        Months to Initial Adjustment Date

                                                                                 Weighted     Weighted      Weighted     Weighted
                                         Aggregate                   Average     Average      Average       Average      Average
                             Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Months to Initial            Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Adjustment Date                Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
7 ............................     1     $    610,759        0.11%     610,759      6.625        319            615         66.3
10 ...........................     1          108,299        0.02      108,299      8.000        322            705         90.0
11 ...........................     1           90,346        0.02       90,346      6.000        335            733         80.0
22 ...........................     1          712,500        0.13      712,500      6.250        346            781         75.0
26 ...........................     1          118,400        0.02      118,400      4.875        350            717         80.0
28 ...........................     1           80,957        0.02       80,957      6.375        352            642         75.0
29 ...........................     4          828,807        0.15      207,202      6.750        353            697         75.4
30 ...........................     2          156,681        0.03       78,340      7.500        354            695         73.6
31 ...........................     4          914,215        0.17      228,554      7.028        355            697         64.3
32 ...........................    10        1,501,333        0.28      150,133      7.135        356            711         73.5
33 ...........................    15        2,974,383        0.56      198,292      6.896        357            721         78.5
34 ...........................    31       11,193,685        2.09      361,087      6.636        358            714         73.9
35 ...........................    24        7,860,003        1.47      327,500      6.570        359            732         74.5
36 ...........................     9        3,808,834        0.71      423,204      6.285        360            728         77.1
38 ...........................     1          144,702        0.03      144,702      6.500        338            636         78.8
47 ...........................     3        1,080,830        0.20      360,277      5.127        347            735         83.1
50 ...........................     3        1,011,590        0.19      337,197      5.521        350            727         72.2
52 ...........................     1          646,268        0.12      646,268      5.875        352            661         78.8
54 ...........................     3          626,678        0.12      208,893      6.972        343            739         78.5
56 ...........................    15        5,243,372        0.98      349,558      6.289        355            698         74.5
57 ...........................    31       12,421,464        2.32      400,692      6.708        357            722         71.0
58 ...........................    77       33,238,969        6.21      431,675      6.765        358            716         76.6
59 ...........................   228      138,872,010       25.95      609,088      6.729        359            705         76.9
60 ...........................    92       53,228,735        9.95      578,573      6.664        360            717         75.4
68 ...........................     1          111,621        0.02      111,621      6.375        344            709         70.0
70 ...........................     1          572,400        0.11      572,400      5.625        346            682         80.0
72 ...........................     1        1,085,849        0.20    1,085,849      5.750        348            701         52.4
74 ...........................     3        1,231,863        0.23      410,621      5.529        350            733         49.8
75 ...........................     9        4,242,379        0.79      471,375      5.642        351            757         79.2
76 ...........................    17        7,568,970        1.41      445,234      5.829        352            724         76.1
77 ...........................     2          606,255        0.11      303,127      6.860        353            794         54.5
78 ...........................     3        1,716,683        0.32      572,228      6.391        354            685         69.4
79 ...........................     4          611,828        0.11      152,957      6.373        355            696         67.3
80 ...........................    13        4,523,650        0.85      347,973      6.861        356            722         71.2
81 ...........................    24       10,543,963        1.97      439,332      6.792        357            714         68.1
82 ...........................    19       10,071,949        1.88      530,103      6.462        358            738         68.5
83 ...........................    49       28,175,247        5.27      575,005      6.666        359            728         75.3


                                                                                 Weighted     Weighted      Weighted     Weighted
                                         Aggregate                   Average     Average      Average       Average      Average
                             Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Months to Initial            Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Adjustment Date                Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
84 ...........................   144       92,578,886       17.30      642,909      6.939        360            704         75.8
103 ..........................     1          997,712        0.19      997,712      5.375        343            814         70.2
114 ..........................     2          980,020        0.18      490,010      5.523        354            784         58.4
115 ..........................     3        2,789,782        0.52      929,927      5.631        355            767         64.8
116 ..........................     2        1,463,832        0.27      731,916      5.578        356            773         64.2
117 ..........................    19        8,976,545        1.68      472,450      7.312        357            689         75.0
119 ..........................     9        5,488,215        1.03      609,802      6.520        359            734         67.4
120 ..........................   113       73,285,926       13.70      648,548      6.509        360            747         72.2
                                 ---     ------------      ------
   Total .....................   998     $535,097,397      100.00%
                                 ===     ============      ======

                                Gross Margins(1)

                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Range of Gross Margins (%)      Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------------    ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.001 - 1.000 ................     1     $    512,645        0.10%     512,645      7.000        360            746         79.9
1.001 - 2.000 ................     6        3,192,866        0.60      532,144      6.226        359            718         75.4
2.001 - 3.000 ................   978      527,808,657       98.64      539,682      6.673        359            718         74.7
3.001 - 4.000 ................    11        3,093,479        0.58      281,225      7.190        355            684         82.5
4.001 - 5.000 ................     2          489,750        0.09      244,875      6.875        359            650         80.0
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans was approximately 2.304%.

                             Maximum Mortgage Rates


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Range of Maximum              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
9.001 - 10.000 ...............     5     $  2,292,415        0.43%     458,483      4.886        357            739         74.2
10.001 - 11.000 ..............    95       54,022,001       10.10      568,653      5.797        357            729         74.7
11.001 - 12.000 ..............   544      332,699,532       62.18      611,580      6.536        359            720         74.8
12.001 - 13.000 ..............   214      114,614,628       21.42      535,582      7.252        359            709         74.3
13.001 - 14.000 ..............   129       30,225,879        5.65      234,309      7.623        358            700         74.9
14.001 - 15.000 ..............    11        1,242,941        0.23      112,995      8.369        358            724         79.3
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======


                                     Initial Adjustment Dates


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Initial Adjustment Date         Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
February 2006 ................     1     $    610,759        0.11%     610,759      6.625        319            615         66.3
May 2006 .....................     1          108,299        0.02      108,299      8.000        322            705         90.0
June 2007 ....................     1           90,346        0.02       90,346      6.000        335            733         80.0
May 2008 .....................     1          712,500        0.13      712,500      6.250        346            781         75.0
September 2008 ...............     1          118,400        0.02      118,400      4.875        350            717         80.0
November 2008 ................     1           80,957        0.02       80,957      6.375        352            642         75.0
December 2008 ................     4          828,807        0.15      207,202      6.750        353            697         75.4
January 2009 .................     2          156,681        0.03       78,340      7.500        354            695         73.6
February 2009 ................     4          914,215        0.17      228,554      7.028        355            697         64.3
March 2009 ...................    10        1,501,333        0.28      150,133      7.135        356            711         73.5
April 2009 ...................    15        2,974,383        0.56      198,292      6.896        357            721         78.5
May 2009 .....................    31       11,193,685        2.09      361,087      6.636        358            714         73.9
June 2009 ....................    24        7,860,003        1.47      327,500      6.570        359            732         74.5
July 2009 ....................     9        3,808,834        0.71      423,204      6.285        360            728         77.1
September 2009 ...............     1          144,702        0.03      144,702      6.500        338            636         78.8
June 2010 ....................     3        1,080,830        0.20      360,277      5.127        347            735         83.1
September 2010 ...............     3        1,011,590        0.19      337,197      5.521        350            727         72.2
November 2010 ................     1          646,268        0.12      646,268      5.875        352            661         78.8
January 2011 .................     3          626,678        0.12      208,893      6.972        343            739         78.5


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Initial Adjustment Date         Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
March 2011 ...................    15        5,243,372        0.98      349,558      6.289        355            698         74.5
April 2011 ...................    31       12,421,464        2.32      400,692      6.708        357            722         71.0
May 2011 .....................    77       33,238,969        6.21      431,675      6.765        358            716         76.6
June 2011 ....................   228      138,872,010       25.95      609,088      6.729        359            705         76.9
July 2011 ....................    92       53,228,735        9.95      578,573      6.664        360            717         75.4
March 2012 ...................     1          111,621        0.02      111,621      6.375        344            709         70.0
May 2012 .....................     1          572,400        0.11      572,400      5.625        346            682         80.0
July 2012 ....................     1        1,085,849        0.20    1,085,849      5.750        348            701         52.4
September 2012 ...............     3        1,231,863        0.23      410,621      5.529        350            733         49.8
October 2012 .................     9        4,242,379        0.79      471,375      5.642        351            757         79.2
November 2012 ................    17        7,568,970        1.41      445,234      5.829        352            724         76.1
December 2012 ................     2          606,255        0.11      303,127      6.860        353            794         54.5
January 2013 .................     3        1,716,683        0.32      572,228      6.391        354            685         69.4
February 2013 ................     4          611,828        0.11      152,957      6.373        355            696         67.3
March 2013 ...................    13        4,523,650        0.85      347,973      6.861        356            722         71.2
April 2013 ...................    24       10,543,963        1.97      439,332      6.792        357            714         68.1
May 2013 .....................    19       10,071,949        1.88      530,103      6.462        358            738         68.5
June 2013 ....................    49       28,175,247        5.27      575,005      6.666        359            728         75.3
July 2013 ....................    97       62,933,734       11.76      648,801      6.882        360            706         75.4
August 2013 ..................    47       29,645,152        5.54      630,748      7.060        360            700         76.8
February 2015 ................     1          997,712        0.19      997,712      5.375        343            814         70.2
January 2016 .................     2          980,020        0.18      490,010      5.523        354            784         58.4
February 2016 ................     3        2,789,782        0.52      929,927      5.631        355            767         64.8
March 2016 ...................     2        1,463,832        0.27      731,916      5.578        356            773         64.2
April 2016 ...................    19        8,976,545        1.68      472,450      7.312        357            689         75.0
June 2016 ....................     9        5,488,215        1.03      609,802      6.520        359            734         67.4
July 2016 ....................    91       59,171,952       11.06      650,241      6.517        360            749         72.1
August 2016 ..................    22       14,113,974        2.64      641,544      6.472        360            740         72.6
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                             Minimum Mortgage Rates


                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Range of Minimum              Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.001 - 2.000 ................     1     $    439,920        0.08%     439,920      6.750        360            754         80.0
2.001 - 3.000 ................   965      524,362,007       97.99      543,380      6.671        359            718         74.6
3.001 - 4.000 ................    14        4,032,699        0.75      288,050      7.024        356            690         82.0
4.001 - 5.000 ................    15        5,675,120        1.06      378,341      6.572        359            686         79.3
5.001 - 6.000 ................     3          587,650        0.11      195,883      7.435        359            741         78.3
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                           Initial Periodic Rate Caps

                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Initial Periodic Rate         Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Cap (%)                         Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
2.000 ........................    96     $ 27,467,792        5.13%     286,123      6.671        357            716         74.7
3.000 ........................     6        1,467,147        0.27      244,525      5.891        359            722         75.4
5.000 ........................   752      461,003,761       86.15      613,037      6.666        359            718         75.2
6.000 ........................   144       45,158,697        8.44      313,602      6.776        356            717         70.3
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                          Subsequent Periodic Rate Caps

                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Subsequent Periodic           Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Rate Cap (%)                    Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------------           ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.000 ........................    44     $ 13,751,293        2.57%     312,529      6.690        358            700         77.9
2.000 ........................   954      521,346,104       97.43      546,484      6.673        359            718         74.6
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                               Interest Only Periods at Origination

                                                                                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate                   Average     Average      Average       Average      Average
                              Number of   Principal         % of     Principal    Current   Remaining Term     FICO       Original
Interest-Only Period          Mortgage     Balance        Mortgage    Balance     Mortgage   to Maturity      Credit   Loan-to-Value
(Months)                        Loans    Outstanding        Loans  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................   158     $ 58,585,343       10.95%     370,793      6.692        357            717         71.8
36 ...........................    13        7,688,727        1.44      591,441      6.190        358            725         78.6
60 ...........................   280      171,025,563       31.96      610,806      6.687        359            709         76.9
84 ...........................   128       76,436,260       14.28      597,158      6.529        357            722         73.9
120 ..........................   419      221,361,503       41.37      528,309      6.725        359            722         74.0
                                 ---     ------------      ------
  Total ......................   998     $535,097,397      100.00%
                                 ===     ============      ======

                                  LOAN GROUP 1

                                  Loan Programs


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Program                    Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------                  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
3/1 One-Year CMT .............     4     $  2,306,147        7.45%     576,537      6.016        345            711         70.2
3/27 Six-Month LIBOR .........     2          729,098        2.36      364,549      5.987        359            765         72.2
3/27 Six-Month LIBOR-
  Interest Only ..............     3          619,649        2.00      206,550      5.971        360            673         78.3
3/1 One-Year LIBOR ...........    29        5,957,537       19.24      205,432      7.084        358            713         75.0
3/1 One-Year LIBOR- Interest
Only .........................    67       21,346,772       68.95      318,609      6.612        358            722         75.0
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                  Current Mortgage Loan Principal Balances(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Current Mortgage              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Principal Balances ($)     Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------------   ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50,000.00 .............     1     $     32,500        0.10%      32,500      7.500        358            798         65.0
50,000.01 - 100,000.00 .......    18        1,334,850        4.31       74,158      7.089        355            698         71.0
100,000.01 - 150,000.00 ......    16        1,946,560        6.29      121,660      7.300        355            694         75.1
150,000.01 - 200,000.00 ......    19        3,348,214       10.81      176,222      6.993        358            699         76.9
200,000.01 - 250,000.00 ......     3          683,555        2.21      227,852      7.618        358            665         76.8
250,000.01 - 300,000.00 ......     8        2,225,974        7.19      278,247      7.214        358            732         72.7
300,000.01 - 350,000.00 ......     8        2,562,213        8.28      320,277      7.148        359            713         73.8
350,000.01 - 400,000.00 ......     1          355,409        1.15      355,409      7.250        357            716         75.0
400,000.01 - 450,000.00 ......     4        1,719,000        5.55      429,750      6.780        358            758         72.9
450,000.01 - 500,000.00 ......     7        3,366,851       10.88      480,979      6.292        358            723         79.7
500,000.01 - 550,000.00 ......     7        3,674,600       11.87      524,943      6.483        358            729         74.9
550,000.01 - 600,000.00 ......     1          593,700        1.92      593,700      6.500        358            704         80.0
600,000.01 - 650,000.00 ......     3        1,859,173        6.01      619,724      6.458        345            672         68.8
650,000.01 - 700,000.00 ......     3        1,976,773        6.39      658,924      5.832        358            727         76.0
700,000.01 - 750,000.00 ......     3        2,140,760        6.91      713,587      6.291        355            768         76.7
750,000.01 - 1,000,000.00 ....     2        1,642,327        5.30      821,164      5.998        359            709         70.7
1,000,000.01 - 1,500,000.00 ..     1        1,496,743        4.83    1,496,743      5.625        358            750         69.8
                                 ---     ------------      ------
  Total.......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 1 was approximately $294,850.

                           Original Principal Balances

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Original Principal            Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Balances ($)                    Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50,000.00 .............     1     $     32,500        0.10%      32,500      7.500        358            798         65.0
50,000.01 - 100,000.00 .......    18        1,334,850        4.31       74,158      7.089        355            698         71.0
100,000.01 - 150,000.00 ......    16        1,946,560        6.29      121,660      7.300        355            694         75.1
150,000.01 - 200,000.00 ......    19        3,348,214       10.81      176,222      6.993        358            699         76.9
200,000.01 - 250,000.00 ......     3          683,555        2.21      227,852      7.618        358            665         76.8
250,000.01 - 300,000.00 ......     8        2,225,974        7.19      278,247      7.214        358            732         72.7
300,000.01 - 350,000.00 ......     8        2,562,213        8.28      320,277      7.148        359            713         73.8
350,000.01 - 400,000.00 ......     1          355,409        1.15      355,409      7.250        357            716         75.0
400,000.01 - 450,000.00 ......     4        1,719,000        5.55      429,750      6.780        358            758         72.9
450,000.01 - 500,000.00 ......     7        3,366,851       10.88      480,979      6.292        358            723         79.7
500,000.01 - 550,000.00 ......     7        3,674,600       11.87      524,943      6.483        358            729         74.9
550,000.01 - 600,000.00 ......     1          593,700        1.92      593,700      6.500        358            704         80.0
600,000.01 - 650,000.00 ......     3        1,859,173        6.01      619,724      6.458        345            672         68.8
650,000.01 - 700,000.00 ......     3        1,976,773        6.39      658,924      5.832        358            727         76.0
700,000.01 - 750,000.00 ......     3        2,140,760        6.91      713,587      6.291        355            768         76.7
750,000.01 - 1,000,000.00 ....     2        1,642,327        5.30      821,164      5.998        359            709         70.7
1,000,000.01 - 1,500,000.00 ..     1        1,496,743        4.83    1,496,743      5.625        358            750         69.8
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00
                                 ===     ============      ======

               Geographic Distribution of Mortgaged Properties(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution         Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Alabama ......................     1     $    521,000        1.68%     521,000      6.500        353            701         72.4
Arizona ......................    10        2,598,976        8.39      259,898      7.003        358            700         75.3
California ...................    12        5,907,617       19.08      492,301      6.414        358            722         74.3
Colorado .....................     4        1,925,368        6.22      481,342      5.761        358            737         72.0
Connecticut ..................     2        1,174,000        3.79      587,000      6.342        360            717         70.2
Florida ......................    24        7,683,005       24.82      320,125      6.776        356            733         75.2
Georgia ......................     2          331,953        1.07      165,976      7.089        358            697         78.5
Hawaii .......................     1          723,260        2.34      723,260      6.250        360            730         80.0
Illinois .....................     6        1,613,561        5.21      268,927      6.750        359            717         73.2

               Geographic Distribution of Mortgaged Properties(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution         Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Louisiana ....................     1          610,759        1.97      610,759      6.625        319            615         66.3
Massachusetts ................     5          858,243        2.77      171,649      6.766        358            727         64.2
Michigan .....................     9          877,811        2.84       97,535      7.080        348            701         77.2
Missouri .....................     7          901,500        2.91      128,786      7.027        358            730         73.6
North Carolina ...............     2          224,875        0.73      112,437      7.500        356            750         85.7
New Jersey ...................     1          264,000        0.85      264,000      5.875        360            675         80.0
Nevada .......................     6        1,369,281        4.42      228,213      6.876        358            680         76.8
Pennsylvania .................     1          132,775        0.43      132,775      7.500        356            625         74.0
South Carolina ...............     6        1,335,068        4.31      222,511      7.161        358            722         76.7
Texas ........................     1           56,000        0.18       56,000      7.500        354            701         80.0
Utah .........................     1          546,000        1.76      546,000      6.375        360            776         80.0
Virginia .....................     2          836,150        2.70      418,075      5.774        358            686         76.0
Washington ...................     1          468,000        1.51      468,000      6.625        360            809         80.0
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

----------
(1) No more than approximately 4.83% of the Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Original             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan-to-Value Ratios (%)        Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50.00 .................     2     $    344,000        1.11%     172,000      6.672        359            776         32.4
55.01 - 60.00 ................     1          625,214        2.02      625,214      6.750        355            709         60.0
60.01 - 65.00 ................     8        1,740,334        5.62      217,542      6.960        357            727         64.6
65.01 - 70.00 ................    15        5,606,201       18.11      373,747      6.467        354            699         68.9
70.01 - 75.00 ................    43       10,515,091       33.96      244,537      6.926        357            725         74.5
75.01 - 80.00 ................    30       10,808,120       34.91      360,271      6.334        358            722         79.7
85.01 - 90.00 ................     6        1,320,242        4.26      220,040      6.897        354            723         90.0
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 74.62%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.

                            Current Mortgage Rates(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Current              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
4.501 - 5.000 ................     1     $    118,400        0.38%     118,400      4.875        350            717         80.0
5.501 - 6.000 ................    15        7,625,586       24.63      508,372      5.818        358            721         76.2
6.001 - 6.500 ................    16        7,293,272       23.56      455,830      6.328        357            732         76.2
6.501 - 7.000 ................    21        6,837,171       22.08      325,580      6.802        355            726         69.8
7.001 - 7.500 ................    37        6,711,175       21.68      181,383      7.350        358            710         75.3
7.501 - 8.000 ................    13        2,211,343        7.14      170,103      7.693        356            683         76.8
8.001 - 8.500 ................     2          162,256        0.52       81,128      8.250        357            707         71.8
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 was approximately 6.631% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.622% per annum.

                          Types of Mortgaged Properties


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Property Type                   Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------                 ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Single Family Residence ......    56     $ 15,427,696       49.83%     275,495      6.702        356            725         73.8
Planned Unit Development .....    30       11,708,381       37.82      390,279      6.516        358            718         75.4
Low-rise Condominium .........    15        3,086,421        9.97      205,761      6.600        358            703         76.5
2-4 Family Residence .........     3          537,705        1.74      179,235      7.217        357            671         71.0
High-rise Condominium ........     1          199,000        0.64      199,000      6.750        358            762         69.8
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                                  Loan Purpose


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Purpose                    Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------                  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Purchase .....................    67     $ 19,582,400       63.25%     292,275      6.643        357            730         75.5
Refinance (cash-out) .........    24        6,438,387       20.80      268,266      6.853        358            703         74.9
Refinance (rate/term) ........    14        4,938,416       15.95      352,744      6.292        353            700         70.9
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                               Occupancy Types(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Occupancy Type                  Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------                ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Primary Residence ............    34     $ 15,972,048       51.59%     469,766      6.201        357            723         75.6
Investment Property ..........    62       11,762,626       37.99      189,720      7.280        357            712         73.4
Secondary Residence ..........     9        3,224,529       10.42      358,281      6.389        357            731         74.4
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Remaining Term                Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
to Maturity (Months)            Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
360 ..........................     9     $  3,808,834       12.30%     423,204      6.285        360            728         77.1
359 ..........................    24        7,860,003       25.39      327,500      6.570        359            732         74.5
358 ..........................    31       11,193,685       36.16      361,087      6.636        358            714         73.9
357 ..........................    15        2,974,383        9.61      198,292      6.896        357            721         78.5
356 ..........................    10        1,501,333        4.85      150,133      7.135        356            711         73.5
355 ..........................     4          914,215        2.95      228,554      7.028        355            697         64.3
354 ..........................     2          156,681        0.51       78,340      7.500        354            695         73.6
353 ..........................     4          828,807        2.68      207,202      6.750        353            697         75.4
352 ..........................     1           80,957        0.26       80,957      6.375        352            642         75.0
350 ..........................     1          118,400        0.38      118,400      4.875        350            717         80.0
346 ..........................     1          712,500        2.30      712,500      6.250        346            781         75.0
335 ..........................     1           90,346        0.29       90,346      6.000        335            733         80.0
322 ..........................     1          108,299        0.35      108,299      8.000        322            705         90.0
319 ..........................     1          610,759        1.97      610,759      6.625        319            615         66.3
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 1 was approximately 357 months.

                             Documentation Programs


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Documentation Program           Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Full/Alternative .............    27     $  9,807,565       31.68%     363,243      6.299        355            704         75.1
Reduced ......................    36        8,249,263       26.65      229,146      6.841        357            731         75.2
Preferred ....................    10        5,810,219       18.77      581,022      6.254        358            740         78.3
No Ratio .....................    10        2,580,739        8.34      258,074      7.178        358            731         74.3
No Income/No Asset ...........    13        2,530,450        8.17      194,650      7.109        357            692         67.2
Stated Income/Stated Asset ...     9        1,980,966        6.40      220,107      7.178        358            706         68.7
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                              FICO Credit Scores(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of                      Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
FICO Credit Scores              Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
601 - 620 ....................     2     $    762,166        2.46%     381,083      6.824        326            616         67.0
621 - 640 ....................     7          860,648        2.78      122,950      7.412        357            631         72.8
641 - 660 ....................     5          967,526        3.13      193,505      7.076        358            652         75.6
661 - 680 ....................    14        3,041,200        9.82      217,229      6.815        358            668         74.9
681 - 700 ....................    15        3,976,533       12.84      265,102      6.569        358            691         76.7
701 - 720 ....................    20        7,440,391       24.03      372,020      6.454        357            708         74.9
721 - 740 ....................    12        2,352,739        7.60      196,062      6.866        357            732         75.9
741 - 760 ....................    14        5,722,256       18.48      408,733      6.703        358            750         73.7
761 - 780 ....................     8        2,738,744        8.85      342,343      6.434        359            772         72.4
781 - 800 ....................     6        2,564,000        8.28      427,333      6.360        355            789         76.4
801 - 820 ....................     2          533,000        1.72      266,500      6.655        360            809         72.2
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 1 was approximately 719.

                    Prepayment Charge Periods at Origination

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Prepayment Charge Period      Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
(Months)                        Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................    97     $ 28,560,296       92.25%     294,436      6.661        357            721         74.4
12 ...........................     3        1,775,427        5.73      591,809      6.022        358            695         76.9
36 ...........................     5          623,479        2.01      124,696      7.001        357            699         75.9
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                        Months to Initial Adjustment Date


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Months to Initial             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Adjustment Date                 Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------             ---------  -----------      -------- -------------- --------  --------------   --------- -------------
 7 ...........................     1     $    610,759        1.97%     610,759      6.625        319            615         66.3
10 ...........................     1          108,299        0.35      108,299      8.000        322            705         90.0
11 ...........................     1           90,346        0.29       90,346      6.000        335            733         80.0
22 ...........................     1          712,500        2.30      712,500      6.250        346            781         75.0
26 ...........................     1          118,400        0.38      118,400      4.875        350            717         80.0
28 ...........................     1           80,957        0.26       80,957      6.375        352            642         75.0
29 ...........................     4          828,807        2.68      207,202      6.750        353            697         75.4
30 ...........................     2          156,681        0.51       78,340      7.500        354            695         73.6
31 ...........................     4          914,215        2.95      228,554      7.028        355            697         64.3
32 ...........................    10        1,501,333        4.85      150,133      7.135        356            711         73.5
33 ...........................    15        2,974,383        9.61      198,292      6.896        357            721         78.5
34 ...........................    31       11,193,685       36.16      361,087      6.636        358            714         73.9
35 ...........................    24        7,860,003       25.39      327,500      6.570        359            732         74.5
36 ...........................     9        3,808,834       12.30      423,204      6.285        360            728         77.1
                                 ---      -----------     ------
  Total ......................   105      $30,959,203     100.00%
                                 ===      ===========     ======

                                Gross Margins(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Range of Gross Margins (%)      Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------------    ---------  -----------      -------- -------------- --------  --------------   --------- -------------
2.001 - 3.000 ................   104     $ 30,850,904       99.65%     296,643      6.626        357            719         74.6
3.001 - 4.000 ................     1          108,299        0.35      108,299      8.000        322            705         90.0
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 1 was approximately 2.511%.

                             Maximum Mortgage Rates


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Maximum              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
9.001 - 10.000 ...............     1     $    118,400        0.38%     118,400      4.875        350            717         80.0
10.001 - 11.000 ..............     6        1,901,655        6.14      316,943      6.267        344            695         73.2
11.001 - 12.000 ..............    12        6,609,138       21.35      550,762      5.813        358            715         76.3
12.001 - 13.000 ..............    35       13,353,535       43.13      381,530      6.557        357            735         73.4
13.001 - 14.000 ..............    49        8,814,218       28.47      179,882      7.428        358            703         75.5
14.001 - 15.000 ..............     2          162,256        0.52       81,128      8.250        357            707         71.8
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                            Initial Adjustment Dates


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Initial Adjustment Date         Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
February 2006 ................     1     $    610,759        1.97%     610,759      6.625        319            615         66.3
May 2006 .....................     1          108,299        0.35      108,299      8.000        322            705         90.0
June 2007 ....................     1           90,346        0.29       90,346      6.000        335            733         80.0
May 2008 .....................     1          712,500        2.30      712,500      6.250        346            781         75.0
September 2008 ...............     1          118,400        0.38      118,400      4.875        350            717         80.0
November 2008 ................     1           80,957        0.26       80,957      6.375        352            642         75.0
December 2008 ................     4          828,807        2.68      207,202      6.750        353            697         75.4
January 2009 .................     2          156,681        0.51       78,340      7.500        354            695         73.6
February 2009 ................     4          914,215        2.95      228,554      7.028        355            697         64.3
March 2009 ...................    10        1,501,333        4.85      150,133      7.135        356            711         73.5
April 2009 ...................    15        2,974,383        9.61      198,292      6.896        357            721         78.5
May 2009 .....................    31       11,193,685       36.16      361,087      6.636        358            714         73.9
June 2009 ....................    24        7,860,003       25.39      327,500      6.570        359            732         74.5
July 2009 ....................     9        3,808,834       12.30      423,204      6.285        360            728         77.1
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Minimum              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
2.001 - 3.000 ................   104     $ 30,850,904       99.65%     296,643      6.626        357            719         74.6
3.001 - 4.000 ................     1          108,299        0.35      108,299      8.000        322            705         90.0
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                           Initial Periodic Rate Caps

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Initial Periodic Rate         Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Cap (%)                         Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
2.000 ........................    94     $ 26,754,503       86.42%     284,622      6.687        357            718         74.5
3.000 ........................     6        1,467,147        4.74      244,525      5.891        359            722         75.4
6.000 ........................     5        2,737,552        8.84      547,510      6.479        355            733         75.3
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                          Subsequent Periodic Rate Caps

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Subsequent Periodic           Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Rate Cap (%)                    Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------------           ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.000 ........................     6     $  1,467,147        4.74%     244,525      5.891        359            722         75.4
2.000 ........................    99       29,492,055       95.26      297,900      6.668        357            719         74.6
                                 ---     ------------      ------
  Total.......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                      Interest Only Periods at Origination

                                                           % of                  Weighted     Weighted      Weighted     Weighted
                                         Aggregate       Mortgage    Average     Average      Average       Average      Average
                             Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Interest-Only Period         Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
(Months)                       Loans    Outstanding      Group 1  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................    35     $  8,992,782       29.05%     256,937      6.721        355            717         73.5
36 ...........................    13        7,688,727       24.84      591,441      6.190        358            725         78.6
120 ..........................    57       14,277,694       46.12      250,486      6.811        357            718         73.2
                                 ---     ------------      ------
  Total ......................   105     $ 30,959,203      100.00%
                                 ===     ============      ======

                                  LOAN GROUP 2

                                  Loan Programs


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Program                    Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------                  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
5/1 One-Year CMT .............     1     $    435,288        0.18%     435,288      5.500        347            672         95.0
5/1 One-Year CMT- Interest
  Only .......................     5        1,364,576        0.55      272,915      6.496        357            708         79.9
5/25 Six-Month LIBOR .........     1          112,150        0.05      112,150      6.375        360            643         86.5
5/25 Six-Month LIBOR-
  Interest Only ..............    31       10,067,705        4.09      324,765      6.714        359            689         78.2
5/1 One-Year LIBOR ...........    67       23,232,862        9.43      346,759      6.821        358            717         74.7
5/1 One-Year LIBOR- Interest
  Only .......................   348      211,097,760       85.70      606,603      6.685        359            710         76.2
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                   Current Mortgage Loan Principal Balances(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Current Mortgage              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Principal Balances ($)     Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------------   ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50,000.00 .............     1     $     26,199        0.01%      26,199      8.250        357            722         75.0
50,000.01 - 100,000.00 .......    18        1,456,747        0.59       80,930      7.454        353            696         75.6
100,000.01 - 150,000.00 ......    22        2,671,797        1.08      121,445      7.359        356            705         77.2
150,000.01 - 200,000.00 ......    19        3,393,974        1.38      178,630      7.393        358            716         78.0
200,000.01 - 250,000.00 ......    15        3,371,355        1.37      224,757      6.921        358            699         76.5
250,000.01 - 300,000.00 ......    11        2,977,608        1.21      270,692      7.138        358            687         77.0
300,000.01 - 350,000.00 ......     9        2,908,468        1.18      323,163      6.683        358            670         79.0
350,000.01 - 400,000.00 ......    10        3,605,460        1.46      360,546      6.368        359            727         78.2
400,000.01 - 450,000.00 ......    42       18,139,155        7.36      431,885      6.584        358            706         77.8
450,000.01 - 500,000.00 ......    64       30,394,086       12.34      474,908      6.686        359            705         78.1
500,000.01 - 550,000.00 ......    48       25,133,848       10.20      523,622      6.497        359            698         78.5
550,000.01 - 600,000.00 ......    54       31,132,365       12.64      576,525      6.668        359            715         77.4
600,000.01 - 650,000.00 ......    48       30,256,266       12.28      630,339      6.513        359            709         77.7
650,000.01 - 700,000.00 ......    16       10,979,714        4.46      686,232      6.600        359            709         76.8
700,000.01 - 750,000.00 ......    16       11,565,804        4.70      722,863      6.466        359            730         78.1
750,000.01 - 1,000,000.00 ....    40       35,918,861       14.58      897,972      6.661        359            711         74.6
1,000,000.01 - 1,500,000.00 ..    14       17,906,134        7.27    1,279,010      7.110        359            696         70.9

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Current Mortgage              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Principal Balances ($)     Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------------   ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1,500,000.01 - 2,000,000.00 ..     4        7,862,500        3.19    1,965,625      7.183        358            750         63.5
Greater than 2,000,000.01 ....     2        6,610,000        2.68    3,305,000      6.890        359            736         71.9
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 2 was approximately $543,731.

                           Original Principal Balances


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Original Principal            Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Balances ($)                    Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50,000.00 .............     1     $     26,199        0.01%      26,199      8.250        357            722         75.0
50,000.01 - 100,000.00 .......    18        1,456,747        0.59       80,930      7.454        353            696         75.6
100,000.01 - 150,000.00 ......    22        2,671,797        1.08      121,445      7.359        356            705         77.2
150,000.01 - 200,000.00 ......    19        3,393,974        1.38      178,630      7.393        358            716         78.0
200,000.01 - 250,000.00 ......    15        3,371,355        1.37      224,757      6.921        358            699         76.5
250,000.01 - 300,000.00 ......    11        2,977,608        1.21      270,692      7.138        358            687         77.0
300,000.01 - 350,000.00 ......     9        2,908,468        1.18      323,163      6.683        358            670         79.0
350,000.01 - 400,000.00 ......    10        3,605,460        1.46      360,546      6.368        359            727         78.2
400,000.01 - 450,000.00 ......    42       18,139,155        7.36      431,885      6.584        358            706         77.8
450,000.01 - 500,000.00 ......    64       30,394,086       12.34      474,908      6.686        359            705         78.1
500,000.01 - 550,000.00 ......    48       25,133,848       10.20      523,622      6.497        359            698         78.5
550,000.01 - 600,000.00 ......    53       30,569,365       12.41      576,780      6.671        359            715         77.4
600,000.01 - 650,000.00 ......    48       30,256,266       12.28      630,339      6.513        359            709         77.7
650,000.01 - 700,000.00 ......    17       11,542,714        4.69      678,983      6.595        359            711         77.0
700,000.01 - 750,000.00 ......    16       11,565,804        4.70      722,863      6.466        359            730         78.1
750,000.01 - 1,000,000.00 ....    40       35,918,861       14.58      897,972      6.661        359            711         74.6
1,000,000.01 - 1,500,000.00 ..    14       17,906,134        7.27    1,279,010      7.110        359            696         70.9
1,500,000.01 - 2,000,000.00 ..     4        7,862,500        3.19    1,965,625      7.183        358            750         63.5
Greater than 2,000,000.01 ....     2        6,610,000        2.68    3,305,000      6.890        359            736         71.9
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

               Geographic Distribution of Mortgaged Properties(1)


                                                           % of                  Weighted     Weighted      Weighted     Weighted
                                         Aggregate       Mortgage    Average     Average      Average       Average      Average
                             Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution        Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Alabama ......................     2     $    683,726        0.28%     341,863      7.905        358            731         78.1
Arizona ......................    15        7,718,472        3.13      514,565      6.726        358            736         72.7
California ...................   240      146,708,002       59.56      611,283      6.624        359            709         76.6
Colorado .....................     6        4,108,580        1.67      684,763      7.062        359            689         78.5
Connecticut ..................     2        1,935,004        0.79      967,502      7.428        360            691         66.4
Delaware .....................     1          271,996        0.11      271,996      6.750        359            655         80.0
Florida ......................    41       15,688,444        6.37      382,645      7.087        359            706         77.2
Georgia ......................     5        2,345,880        0.95      469,176      6.773        359            730         79.7
Hawaii .......................     3        1,286,930        0.52      428,977      6.349        353            698         81.7
Idaho ........................     3          901,000        0.37      300,333      7.220        359            728         55.2
Illinois .....................     7        3,816,830        1.55      545,261      6.954        360            679         77.5
Indiana ......................     3          273,794        0.11       91,265      8.341        359            679         78.6
Kansas .......................     1          103,799        0.04      103,799      7.625        358            764         70.0
Kentucky .....................     1          441,500        0.18      441,500      6.250        359            729         74.2
Massachusetts ................     5        2,047,885        0.83      409,577      6.931        359            689         74.5
Maryland .....................    10        5,512,593        2.24      551,259      6.708        359            691         78.3
Michigan .....................     9        1,716,862        0.70      190,762      6.525        357            737         77.1
Minnesota ....................     2          712,700        0.29      356,350      7.625        359            725         78.0
Missouri .....................     1          137,445        0.06      137,445      6.000        350            758         80.0
Montana ......................     1          675,000        0.27      675,000      6.875        358            638         79.4
North Carolina ...............     3          699,850        0.28      233,283      6.421        360            644         85.5
New Jersey ...................     1          360,000        0.15      360,000      5.250        360            703         76.6
New Mexico ...................     1          688,000        0.28      688,000      6.250        359            691         80.0
Nevada .......................    25       11,437,633        4.64      457,505      6.672        358            716         78.0
New York .....................     1          910,000        0.37      910,000      7.375        358            665         70.0
Ohio .........................     2          506,199        0.21      253,100      6.354        356            685         79.7
Oregon .......................     7        2,063,793        0.84      294,828      6.855        359            714         80.8
Pennsylvania .................     4        1,853,922        0.75      463,481      6.591        353            658         72.9
Rhode Island .................     1          197,705        0.08      197,705      7.500        358            718         74.7
South Carolina ...............     3        2,240,720        0.91      746,907      6.479        357            776         53.1
Tennessee ....................     2          757,900        0.31      378,950      6.666        360            694         79.3
Texas ........................     7        4,980,871        2.02      711,553      6.531        358            749         74.3
Utah .........................     5        2,490,951        1.01      498,190      6.798        359            698         76.2
Virginia .....................    15        9,147,792        3.71      609,853      6.587        359            702         77.5
Washington ...................    16       10,103,565        4.10      631,473      6.735        359            720         77.2


                                                           % of                  Weighted     Weighted      Weighted     Weighted
                                         Aggregate       Mortgage    Average     Average      Average       Average      Average
                             Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution        Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Wisconsin ....................     1          134,998        0.05      134,998      8.250        358            701         75.0
Wyoming ......................     1          650,000        0.26      650,000      6.500        359            763         21.7
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

----------
(1) No more than approximately 1.51% of the Mortgage Loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Original             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan-to-Value Ratios (%)        Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50.00 .................     7     $  5,468,563        2.22%     781,223      6.497        359            765         43.5
50.01 - 55.00 ................     2        2,192,000        0.89    1,096,000      7.092        360            717         54.2
55.01 - 60.00 ................     3        2,800,000        1.14      933,333      6.487        359            692         59.4
60.01 - 65.00 ................    18        9,084,677        3.69      504,704      6.730        358            704         63.4
65.01 - 70.00 ................    37       25,241,352       10.25      682,199      6.946        359            698         69.3
70.01 - 75.00 ................    74       39,488,094       16.03      533,623      6.859        359            712         74.2
75.01 - 80.00 ................   288      153,566,626       62.35      533,217      6.612        359            710         79.7
80.01 - 85.00 ................     2        1,158,100        0.47      579,050      5.942        358            691         84.3
85.01 - 90.00 ................    18        5,915,318        2.40      328,629      6.963        359            700         89.7
90.01 - 95.00 ................     4        1,395,613        0.57      348,903      6.659        355            704         94.9
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 2 was approximately 76.22%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 2 that may exist at the time of origination.

                            Current Mortgage Rates(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Current              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
4.501 - 5.000 ................     4     $  1,855,557        0.75%     463,889      4.888        355            754         78.3
5.001 - 5.500 ................     8        3,655,113        1.48      456,889      5.378        356            691         81.0
5.501 - 6.000 ................    45       28,173,020       11.44      626,067      5.898        359            722         76.9
6.001 - 6.500 ................   143       79,010,559       32.08      552,521      6.345        359            716         76.5
6.501 - 7.000 ................   126       75,255,401       30.55      597,265      6.812        359            704         75.7
7.001 - 7.500 ................    72       32,351,936       13.13      449,332      7.332        359            697         75.1
7.501 - 8.000 ................    44       23,744,071        9.64      539,638      7.765        359            709         76.2
8.001 - 8.500 ................    10        2,155,748        0.88      215,575      8.298        359            705         80.2
8.501 - 9.000 ................     1          108,937        0.04      108,937      8.750        359            677         79.7
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 was approximately 6.696% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.694% per annum.

                          Types of Mortgaged Properties


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Property Type                   Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------                 ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Single Family Residence ......   263     $146,004,903       59.28%     555,152      6.677        359            710         75.7
Planned Unit Development .....   134       74,487,205       30.24      555,875      6.600        359            712         77.2
Low-rise Condominium .........    28       14,078,067        5.72      502,788      7.046        359            711         77.2
2-4 Family Residence .........    21        7,098,299        2.88      338,014      7.269        358            684         73.3
High-rise Condominium ........     7        4,641,867        1.88      663,124      6.874        358            707         79.4
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                                  Loan Purpose

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Purpose                    Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------                  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Purchase .....................   296     $162,753,618       66.08%     549,843      6.713        359            715         77.7
Refinance (cash-out) .........    99       54,534,463       22.14      550,853      6.752        359            694         71.7
Refinance (rate/term) ........    58       29,022,260       11.78      500,384      6.490        359            708         76.2
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                               Occupancy Types(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Occupancy Type                  Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------                ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Primary Residence ............   340     $203,066,726       82.44%     597,255      6.602        359            709         76.7
Investment Property ..........    91       31,300,788       12.71      343,965      7.269        358            714         72.6
Secondary Residence ..........    22       11,942,828        4.85      542,856      6.788        358            714         77.0
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Remaining Term                Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
to Maturity (Months)            Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
360 ..........................    92     $ 53,228,735       21.61%     578,573      6.664        360            717         75.4
359 ..........................   228      138,872,010       56.38      609,088      6.729        359            705         76.9
358 ..........................    77       33,238,969       13.49      431,675      6.765        358            716         76.6
357 ..........................    31       12,421,464        5.04      400,692      6.708        357            722         71.0
356 ..........................    14        5,039,095        2.05      359,935      6.280        356            698         74.7
354 ..........................     2          571,827        0.23      285,913      6.921        354            749         78.8
352 ..........................     1          646,268        0.26      646,268      5.875        352            661         78.8
350 ..........................     3        1,011,590        0.41      337,197      5.521        350            727         72.2
347 ..........................     3        1,080,830        0.44      360,277      5.127        347            735         83.1


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Remaining Term                Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
to Maturity (Months)            Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
338 ..........................     1          144,702        0.06      144,702      6.500        338            636         78.8
234 ..........................     1           54,852        0.02       54,852      7.500        234            643         75.0
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 2 was approximately 359 months.

                             Documentation Programs


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Documentation Program           Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Reduced ......................   182     $102,023,980       41.42%     560,571      6.991        359            697         76.1
Preferred ....................   109       70,637,797       28.68      648,053      6.444        359            736         76.3
Full/Alternative .............   114       60,646,147       24.62      531,984      6.386        358            698         77.3
No Income/No Asset ...........    20        6,080,752        2.47      304,038      7.054        357            737         67.0
No Ratio .....................    17        4,958,991        2.01      291,705      7.273        358            715         73.5
Stated Income/Stated Asset ...    11        1,962,676        0.80      178,425      7.412        358            698         83.1
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                              FICO Credit Scores(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of                      Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
FICO Credit Scores              Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
601 - 620 ....................     1     $    439,250        0.18%     439,250      6.500        359            620         70.0
621 - 640 ....................    34       13,623,678        5.53      400,696      6.769        358            633         78.5
641 - 660 ....................    31       17,045,044        6.92      549,840      6.850        359            651         75.7
661 - 680 ....................    62       33,321,310       13.53      537,440      6.848        359            670         75.4
681 - 700 ....................    67       34,453,268       13.99      514,228      6.731        359            691         78.1
701 - 720 ....................    99       55,576,447       22.56      561,378      6.608        359            711         76.9
721 - 740 ....................    54       28,118,911       11.42      520,721      6.734        359            729         76.3
741 - 760 ....................    55       33,530,921       13.61      609,653      6.778        359            751         77.3
761 - 780 ....................    28       19,794,117        8.04      706,933      6.374        358            770         70.0
781 - 800 ....................    16        7,336,614        2.98      458,538      6.491        359            790         75.9
801 - 820 ....................     6        3,070,781        1.25      511,797      6.403        358            806         74.0
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 2 was approximately 710.

                    Prepayment Charge Periods at Origination

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Prepayment Charge             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Period (Months)                 Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------             ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................   353     $184,177,481       74.77%     521,749      6.680        359            714         76.5
6 ............................     1          354,200        0.14      354,200      6.375        357            742         70.0
12 ...........................    66       42,638,560       17.31      646,039      6.644        359            699         75.5
36 ...........................    28       10,770,477        4.37      384,660      7.192        359            673         76.3
60 ...........................     5        8,369,624        3.40    1,673,925      6.676        359            717         72.8
                                 ---      -----------      ------
  Total ......................   453      246,310,342      100.00%
                                 ===      ===========      ======

                        Months to Initial Adjustment Date

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Months to Initial             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Adjustment Date                 Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------             ---------  -----------      -------- -------------- --------  --------------   --------- -------------
38 ..........................      1     $    144,702        0.06%     144,702      6.500        338            636         78.8
47 ..........................      3        1,080,830        0.44      360,277      5.127        347            735         83.1
50 ..........................      3        1,011,590        0.41      337,197      5.521        350            727         72.2
52 ..........................      1          646,268        0.26      646,268      5.875        352            661         78.8
54 ..........................      3          626,678        0.25      208,893      6.972        343            739         78.5
56 ..........................     14        5,039,095        2.05      359,935      6.280        356            698         74.7
57 ..........................     31       12,421,464        5.04      400,692      6.708        357            722         71.0
58 ..........................     77       33,238,969       13.49      431,675      6.765        358            716         76.6
59 ..........................    228      138,872,010       56.38      609,088      6.729        359            705         76.9
60 ..........................     92       53,228,735       21.61      578,573      6.664        360            717         75.4
                                 ---     ------------      ------
  Total .....................    453     $246,310,342      100.00%
                                 ===     ============      ======

                                Gross Margins(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Range of Gross Margins (%)      Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------------    ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.001 - 2.000 ................     4     $  1,988,666        0.81%     497,166      6.437        358            694         79.8
2.001 - 3.000 ................   442      242,172,618       98.32      547,902      6.698        359            710         76.2
3.001 - 4.000 ................     5        1,659,308        0.67      331,862      6.561        358            640         78.1
4.001 - 5.000 ................     2          489,750        0.20      244,875      6.875        359            650         80.0
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 2 was approximately 2.301%.

                             Maximum Mortgage Rates


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Maximum              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
9.001 - 10.000 ...............     2     $  1,210,015        0.49%     605,008      4.896        360            742         80.0
10.001 - 11.000 ..............    51       30,059,469       12.20      589,401      5.825        358            722         77.4
11.001 - 12.000 ..............   249      146,206,900       59.36      587,176      6.559        359            709         76.7
12.001 - 13.000 ..............    94       57,443,393       23.32      611,100      7.343        359            706         74.4
13.001 - 14.000 ..............    48       10,309,880        4.19      214,789      7.604        357            694         75.0
14.001 - 15.000 ..............     9        1,080,685        0.44      120,076      8.386        358            727         80.4
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                            Initial Adjustment Dates

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Initial Adjustment Date         Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
September 2009 ...............     1     $    144,702        0.06%     144,702      6.500        338            636         78.8
June 2010 ....................     3        1,080,830        0.44      360,277      5.127        347            735         83.1
September 2010 ...............     3        1,011,590        0.41      337,197      5.521        350            727         72.2
November 2010 ................     1          646,268        0.26      646,268      5.875        352            661         78.8
January 2011 .................     3          626,678        0.25      208,893      6.972        343            739         78.5
March 2011 ...................    14        5,039,095        2.05      359,935      6.280        356            698         74.7
April 2011 ...................    31       12,421,464        5.04      400,692      6.708        357            722         71.0
May 2011 .....................    77       33,238,969       13.49      431,675      6.765        358            716         76.6
June 2011 ....................   228      138,872,010       56.38      609,088      6.729        359            705         76.9
July 2011 ....................    92       53,228,735       21.61      578,573      6.664        360            717         75.4
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                             Minimum Mortgage Rates

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Minimum              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates(%)               Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------             ---------  -----------      -------- -------------- --------  --------------   --------- -------------
2.001 - 3.000 ................   429     $237,933,443       96.60%     554,623      6.700        359            711         76.1
3.001 - 4.000 ................     7        2,498,129        1.01      356,876      6.457        358            664         78.9
4.001 - 5.000 ................    14        5,291,120        2.15      377,937      6.551        359            686         79.2
5.001 - 6.000 ................     3          587,650        0.24      195,883      7.435        359            741         78.3
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                           Initial Periodic Rate Caps

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Initial Periodic Rate         Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Cap (%)                         Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
2.000 ........................     2     $    713,288        0.29%     356,644      6.085        352            654         82.1
5.000 ........................   367      222,292,762       90.25      605,702      6.675        359            710         76.7
6.000 ........................    84       23,304,291        9.46      277,432      6.914        357            709         71.8
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                          Subsequent Periodic Rate Caps

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Subsequent Periodic           Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Rate Cap (%)                    Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------------           ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.000 ........................    24     $  7,677,300        3.12%     319,888      6.610        359            702         78.8
2.000 ........................   429      238,633,042       96.88      556,254      6.699        359            710         76.1
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                      Interest Only Periods at Origination

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Interest-Only Period          Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
(Months)                        Loans    Outstanding      Group 2  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................    69     $ 23,780,301        9.65%     344,642      6.795        358            716         75.1
60 ...........................   280      171,025,563       69.43      610,806      6.687        359            709         76.9
84 ...........................     1          448,000        0.18      448,000      5.750        350            770         64.9
120 ..........................   103       51,056,478       20.73      495,694      6.689        359            708         74.5
                                 ---     ------------      ------
  Total ......................   453     $246,310,342      100.00%
                                 ===     ============      ======

                                  LOAN GROUP 3

                                  Loan Programs


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Program                    Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------                  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
7/1 One-Year CMT .............     1     $    204,277        0.12%     204,277      6.500        332            690         70.0
7/1 One-Year CMT -
  Interest Only ..............     3        1,244,400        0.76      414,800      6.174        359            753         69.9
7/23 Six-Month LIBOR -
  Interest Only ..............     3          571,848        0.35      190,616      6.535        357            719         77.2
7/1 One-Year LIBOR ...........    40       17,713,161       10.81      442,829      6.819        358            698         70.0
7/1 One-Year LIBOR - Interest
  Only .......................   244      144,112,133       87.96      590,623      6.730        359            716         74.8
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                   Current Mortgage Loan Principal Balances(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Current Mortgage              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Principal Balances ($)     Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------------   ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50,000.00 .............     2     $     59,987        0.04%      29,993      7.808        358            711         48.6
50,000.01 - 100,000.00 .......    14        1,121,018        0.68       80,073      6.964        357            700         69.9
100,000.01 - 150,000.00 ......     8          994,226        0.61      124,278      6.975        356            722         60.8
150,000.01 - 200,000.00 ......     7        1,218,010        0.74      174,001      7.078        356            723         74.6
200,000.01 - 250,000.00 ......    13        3,029,528        1.85      233,041      6.881        356            711         72.0
250,000.01 - 300,000.00 ......     4        1,027,833        0.63      256,958      7.727        359            708         78.2
300,000.01 - 350,000.00 ......     3          998,930        0.61      332,977      6.760        357            688         78.8
350,000.01 - 400,000.00 ......     9        3,420,130        2.09      380,014      7.099        357            716         72.4
400,000.01 - 450,000.00 ......    40       17,335,070       10.58      433,377      6.473        357            706         75.9
450,000.01 - 500,000.00 ......    42       19,977,139       12.19      475,646      6.525        358            711         77.0
500,000.01 - 550,000.00 ......    37       19,368,019       11.82      523,460      6.715        359            723         76.7
550,000.01 - 600,000.00 ......    26       14,971,868        9.14      575,841      6.597        358            714         74.9
600,000.01 - 650,000.00 ......    28       17,743,364       10.83      633,692      6.880        359            707         75.5
650,000.01 - 700,000.00 ......     5        3,415,000        2.08      683,000      7.122        360            731         76.4
700,000.01 - 750,000.00 ......     6        4,421,899        2.70      736,983      6.684        359            719         77.5

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Current Mortgage              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Principal Balances ($)     Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------------   ---------  -----------      -------- -------------- --------  --------------   --------- -------------
750,000.01 - 1,000,000.00 ....    23       19,966,262       12.19      868,098      6.923        359            705         75.3
1,000,000.01 - 1,500,000.00 ..    16       18,516,038       11.30    1,157,252      6.693        359            729         69.8
1,500,000.01 - 2,000,000.00 ..     6       10,977,500        6.70    1,829,583      6.810        359            704         68.7
Greater than 2,000,000.01 ....     2        5,284,000        3.22    2,642,000      6.713        358            741         66.7
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 3 was approximately $563,044.

                           Original Principal Balances

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Original Principal            Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Balances ($)                    Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50,000.00 .............     2     $     59,987        0.04%      29,993      7.808        358            711         48.6
50,000.01 - 100,000.00 .......    14        1,121,018        0.68       80,073      6.964        357            700         69.9
100,000.01 - 150,000.00 ......     8          994,226        0.61      124,278      6.975        356            722         60.8
150,000.01 - 200,000.00 ......     7        1,218,010        0.74      174,001      7.078        356            723         74.6
200,000.01 - 250,000.00 ......    13        3,029,528        1.85      233,041      6.881        356            711         72.0
250,000.01 - 300,000.00 ......     4        1,027,833        0.63      256,958      7.727        359            708         78.2
300,000.01 - 350,000.00 ......     3          998,930        0.61      332,977      6.760        357            688         78.8
350,000.01 - 400,000.00 ......     9        3,420,130        2.09      380,014      7.099        357            716         72.4
400,000.01 - 450,000.00 ......    40       17,335,070       10.58      433,377      6.473        357            706         75.9
450,000.01 - 500,000.00 ......    42       19,977,139       12.19      475,646      6.525        358            711         77.0
500,000.01 - 550,000.00 ......    37       19,368,019       11.82      523,460      6.715        359            723         76.7
550,000.01 - 600,000.00 ......    26       14,971,868        9.14      575,841      6.597        358            714         74.9
600,000.01 - 650,000.00 ......    28       17,743,364       10.83      633,692      6.880        359            707         75.5
650,000.01 - 700,000.00 ......     5        3,415,000        2.08      683,000      7.122        360            731         76.4
700,000.01 - 750,000.00 ......     6        4,421,899        2.70      736,983      6.684        359            719         77.5
750,000.01 - 1,000,000.00 ....    23       19,966,262       12.19      868,098      6.923        359            705         75.3
1,000,000.01 - 1,500,000.00 ..    16       18,516,038       11.30    1,157,252      6.693        359            729         69.8
1,500,000.01 - 2,000,000.00 ..     6       10,977,500        6.70    1,829,583      6.810        359            704         68.7
Greater than 2,000,000.01 ....     2        5,284,000        3.22    2,642,000      6.713        358            741         66.7
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

               Geographic Distribution of Mortgaged Properties(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution         Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Alabama ......................     1     $    464,995        0.28%     464,995      5.500        351            777         80.0
Arizona ......................     7        2,268,512        1.38      324,073      7.028        357            743         76.1
California ...................   127       75,076,574       45.82      591,154      6.711        359            712         76.3
Colorado .....................     8        6,254,408        3.82      781,801      6.602        358            715         71.5
Connecticut ..................     5        3,841,000        2.34      768,200      7.053        360            725         77.9
Delaware .....................     2          993,054        0.61      496,527      6.350        355            784         85.4
Florida ......................    25       14,189,555        8.66      567,582      6.915        358            722         70.6
Georgia ......................     7        2,250,761        1.37      321,537      6.603        359            750         66.9
Hawaii .......................     5        5,302,812        3.24    1,060,562      6.623        359            715         67.2
Idaho ........................     1          700,000        0.43      700,000      6.375        359            808         67.2
Illinois .....................     2        1,810,493        1.10      905,247      6.160        359            678         77.1
Indiana ......................     2          647,873        0.40      323,937      6.948        360            739         82.0
Kansas .......................     2          184,446        0.11       92,223      6.810        355            718         75.0
Massachusetts ................    10        6,112,477        3.73      611,248      7.101        359            717         71.3
Maryland .....................     4        1,968,142        1.20      492,036      7.221        359            724         82.7
Maine ........................     2          907,953        0.55      453,976      6.339        353            718         76.2
Michigan .....................     6        1,992,863        1.22      332,144      6.061        350            690         62.8
Minnesota ....................     1          489,059        0.30      489,059      5.250        351            693         80.0
Missouri .....................     1          564,250        0.34      564,250      6.750        360            650         72.8
North Carolina ...............     5        2,170,406        1.32      434,081      6.490        357            725         66.7
New Jersey ...................     6        3,611,599        2.20      601,933      6.536        359            704         73.5
New Mexico ...................     1          790,000        0.48      790,000      7.000        360            687         71.8
Nevada .......................     9        3,932,937        2.40      436,993      6.928        359            699         80.0
New York .....................     8        5,958,350        3.64      744,794      7.221        360            692         71.0
Oregon .......................     6        2,647,090        1.62      441,182      6.865        357            719         78.1
Pennsylvania .................     1          235,000        0.14      235,000      6.500        360            768         83.9
Rhode Island .................     1          225,000        0.14      225,000      6.750        356            693         73.8
South Carolina ...............     2        1,441,000        0.88      720,500      6.795        358            666         70.2
Texas ........................     5        1,876,795        1.15      375,359      6.153        357            758         78.8
Utah .........................     3        1,430,061        0.87      476,687      6.650        356            686         64.4
Virginia .....................    10        5,420,938        3.31      542,094      6.669        360            715         76.2


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution         Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Vermont ......................     1          240,000        0.15      240,000      7.500        359            691         74.8
Washington ...................    12        5,910,851        3.61      492,571      6.531        358            703         68.8
Wisconsin ....................     2          817,818        0.50      408,909      6.887        359            722         78.8
Wyoming ......................     1        1,118,750        0.68    1,118,750      6.500        360            792         63.9
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

----------
(1) No more than approximately 2.40% of the Mortgage Loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Original             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan-to-Value Ratios (%)        Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50.00 .................    11     $  4,254,087        2.60%     386,735      6.567        357            741         40.9
50.01 - 55.00 ................     8        5,733,319        3.50      716,665      6.457        357            719         53.5
55.01 - 60.00 ................    12        9,133,949        5.57      761,162      6.487        357            723         58.1
60.01 - 65.00 ................    13        5,990,308        3.66      460,793      6.450        358            739         64.1
65.01 - 70.00 ................    25       14,131,705        8.63      565,268      6.865        358            691         68.5
70.01 - 75.00 ................    46       26,282,072       16.04      571,349      6.954        359            711         74.2
75.01 - 80.00 ................   166       95,187,729       58.10      573,420      6.700        359            714         79.5
80.01 - 85.00 ................     1          235,000        0.14      235,000      6.500        360            768         83.9
85.01 - 90.00 ................     6        1,818,402        1.11      303,067      6.831        358            716         89.0
90.01 - 95.00 ................     3        1,079,250        0.66      359,750      8.322        359            733         94.4
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 3 was approximately 74.25%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 3 that may exist at the time of origination.

                            Current Mortgage Rates(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Current              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
5.001 - 5.500 ................     8     $  3,714,899        2.27%     464,362      5.408        351            749         73.2
5.501 - 6.000 ................    26       15,206,979        9.28      584,884      5.800        354            726         71.2
6.001 - 6.500 ................    86       51,854,810       31.65      602,963      6.365        359            729         73.9
6.501 - 7.000 ................    93       52,728,071       32.18      566,969      6.832        359            704         74.4
7.001 - 7.500 ................    52       26,660,237       16.27      512,697      7.346        359            705         75.6
7.501 - 8.000 ................    18       10,012,373        6.11      556,243      7.810        360            688         74.4
8.001 - 8.500 ................     6        3,007,200        1.84      501,200      8.223        360            703         77.9
8.501 - 9.000 ................     2          661,250        0.40      330,625      9.000        358            741         94.1
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 was approximately 6.734% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.731% per annum.

                          Types of Mortgaged Properties


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Property Type                   Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------                 ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Single Family Residence ......   141     $ 87,393,328       53.34%     619,811      6.758        359            709         72.9
Planned Unit Development .....    70       39,429,098       24.06      563,273      6.702        359            718         76.4
Low-rise Condominium .........    52       23,363,163       14.26      449,292      6.392        357            728         75.4
2-4 Family Residence .........    19        9,763,627        5.96      513,875      7.392        359            703         75.2
High-rise Condominium ........     9        3,896,604        2.38      432,956      6.924        359            732         74.4
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                                  Loan Purpose


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Purpose                    Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------                  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Purchase .....................   180     $ 99,152,341       60.52%     550,846      6.755        359            725         77.0
Refinance (cash-out) .........    70       40,532,492       24.74      579,036      6.801        359            692         69.6
Refinance (rate/term) ........    41       24,160,987       14.75      589,292      6.538        357            708         70.8
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                               Occupancy Types(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Occupancy Type                  Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------                ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Primary Residence ............   195     $122,214,260       74.59%     626,740      6.696        359            710         74.9
Investment ...................    64       23,195,307       14.16      362,427      7.129        358            719         71.4
Secondary Residence ..........    32       18,436,253       11.25      576,133      6.488        357            733         73.3
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Remaining Term                Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
to Maturity (Months)            Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
360 ..........................   144     $ 92,578,886       56.50%     642,909      6.939        360            704         75.8
359 ..........................    49       28,175,247       17.20      575,005      6.666        359            728         75.3
358 ..........................    19       10,071,949        6.15      530,103      6.462        358            738         68.5
357 ..........................    24       10,543,963        6.44      439,332      6.792        357            714         68.1
356 ..........................    13        4,523,650        2.76      347,973      6.861        356            722         71.2
355 ..........................     4          611,828        0.37      152,957      6.373        355            696         67.3
354 ..........................     3        1,716,683        1.05      572,228      6.391        354            685         69.4
353 ..........................     2          606,255        0.37      303,127      6.860        353            794         54.5


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Remaining Term                Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
to Maturity (Months)            Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
352 ..........................    17        7,568,970        4.62      445,234      5.829        352            724         76.1
351 ..........................     9        4,242,379        2.59      471,375      5.642        351            757         79.2
350 ..........................     3        1,231,863        0.75      410,621      5.529        350            733         49.8
348 ..........................     1        1,085,849        0.66    1,085,849      5.750        348            701         52.4
346 ..........................     1          572,400        0.35      572,400      5.625        346            682         80.0
344 ..........................     1          111,621        0.07      111,621      6.375        344            709         70.0
332 ..........................     1          204,277        0.12      204,277      6.500        332            690         70.0
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 3 was approximately 358 months.

                             Documentation Programs


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Documentation Program           Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Reduced ......................   148     $ 89,316,891       54.51%     603,493      6.974        359            706         74.4
Full/Alternative .............    80       47,362,477       28.91      592,031      6.379        358            716         73.8
Preferred ....................    34       17,094,413       10.43      502,777      6.352        357            749         77.1
No Income/No Asset ...........    19        7,700,597        4.70      405,295      6.922        358            731         71.1
No Ratio .....................     7        1,400,138        0.85      200,020      7.001        358            685         60.5
Streamlined ..................     1          564,250        0.34      564,250      6.750        360            650         72.8
Stated Income/Stated Asset ...     2          407,054        0.25      203,527      6.910        359            681         79.4
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                              FICO Credit Scores(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of                      Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
FICO Credit Scores              Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
601 - 620 ....................     4     $  2,683,183        1.64%     670,796      6.877        358            607         72.0
621 - 640 ....................    12        5,709,332        3.48      475,778      6.845        359            633         77.3
641 - 660 ....................    22       12,905,409        7.88      586,609      6.951        359            652         74.4
661 - 680 ....................    31       16,519,103       10.08      532,874      6.873        359            668         73.1
681 - 700 ....................    56       28,619,522       17.47      511,063      6.824        358            691         76.5
701 - 720 ....................    48       28,250,452       17.24      588,551      6.805        358            710         73.5
721 - 740 ....................    30       15,231,256        9.30      507,709      6.754        358            730         75.7
741 - 760 ....................    39       24,574,497       15.00      630,115      6.651        359            750         71.7
761 - 780 ....................    28       17,870,603       10.91      638,236      6.533        358            774         76.5
781 - 800 ....................    17        8,753,264        5.34      514,898      6.267        357            789         70.0
801 - 820 ....................     4        2,729,200        1.67      682,300      6.281        358            807         74.7
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 3 was approximately 714.

                    Prepayment Charge Periods at Origination

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Prepayment Charge             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Period (Months)                 Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------             ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................   216     $118,595,190       72.38%     549,052      6.719        358            719         74.1
12 ...........................    56       32,938,103       20.10      588,180      6.728        359            701         76.3
15 ...........................     1          640,000        0.39      640,000      7.000        358            762         53.1
36 ...........................    12        6,206,558        3.79      517,213      6.793        360            684         75.5
60 ...........................     6        5,465,969        3.34      910,995      7.004        358            713         65.7
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                        Months to Initial Adjustment Date

                                                           % of                  Weighted     Weighted      Weighted     Weighted
                                         Aggregate       Mortgage    Average     Average      Average       Average      Average
                             Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Months to Initial            Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Adjustment Date                Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
56 ...........................     1     $    204,277        0.12%     204,277      6.500        332            690         70.0
68 ...........................     1          111,621        0.07      111,621      6.375        344            709         70.0
70 ...........................     1          572,400        0.35      572,400      5.625        346            682         80.0
72 ...........................     1        1,085,849        0.66    1,085,849      5.750        348            701         52.4
74 ...........................     3        1,231,863        0.75      410,621      5.529        350            733         49.8
75 ...........................     9        4,242,379        2.59      471,375      5.642        351            757         79.2
76 ...........................    17        7,568,970        4.62      445,234      5.829        352            724         76.1
77 ...........................     2          606,255        0.37      303,127      6.860        353            794         54.5
78 ...........................     3        1,716,683        1.05      572,228      6.391        354            685         69.4
79 ...........................     4          611,828        0.37      152,957      6.373        355            696         67.3
80 ...........................    13        4,523,650        2.76      347,973      6.861        356            722         71.2
81 ...........................    24       10,543,963        6.44      439,332      6.792        357            714         68.1
82 ...........................    19       10,071,949        6.15      530,103      6.462        358            738         68.5
83 ...........................    49       28,175,247       17.20      575,005      6.666        359            728         75.3
84 ...........................   144       92,578,886       56.50      642,909      6.939        360            704         75.8
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                                Gross Margins(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Range of Gross Margins (%)      Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------------    ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.001 - 1.000 ................     1     $    512,645        0.31%     512,645      7.000        360            746         79.9
1.001 - 2.000 ................     1          439,920        0.27      439,920      6.750        360            754         80.0
2.001 - 3.000 ................   285      161,778,133       98.74      567,643      6.723        358            714         74.1
3.001 - 4.000 ................     4        1,115,122        0.68      278,780      8.178        352            743         86.5
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 3 was approximately 2.292%.

                             Maximum Mortgage Rates


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Maximum              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
10.001 - 11.000 ..............    25     $ 13,242,130        8.08%     529,685      5.742        354            726         72.9
11.001 - 12.000 ..............   166      104,733,436       63.92      630,924      6.555        359            717         74.4
12.001 - 13.000 ..............    74       38,800,738       23.68      524,334      7.339        359            703         73.9
13.001 - 14.000 ..............    26        7,069,516        4.31      271,904      7.919        359            716         75.8
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                            Initial Adjustment Dates

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Initial Adjustment Date         Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
March 2011 ...................     1     $    204,277        0.12%     204,277      6.500        332            690         70.0
March 2012 ...................     1          111,621        0.07      111,621      6.375        344            709         70.0
May 2012 .....................     1          572,400        0.35      572,400      5.625        346            682         80.0
July 2012 ....................     1        1,085,849        0.66    1,085,849      5.750        348            701         52.4
September 2012 ...............     3        1,231,863        0.75      410,621      5.529        350            733         49.8
October 2012 .................     9        4,242,379        2.59      471,375      5.642        351            757         79.2
November 2012 ................    17        7,568,970        4.62      445,234      5.829        352            724         76.1
December 2012 ................     2          606,255        0.37      303,127      6.860        353            794         54.5
January 2013 .................     3        1,716,683        1.05      572,228      6.391        354            685         69.4
February 2013 ................     4          611,828        0.37      152,957      6.373        355            696         67.3
March 2013 ...................    13        4,523,650        2.76      347,973      6.861        356            722         71.2
April 2013 ...................    24       10,543,963        6.44      439,332      6.792        357            714         68.1
May 2013 .....................    19       10,071,949        6.15      530,103      6.462        358            738         68.5
June 2013 ....................    49       28,175,247       17.20      575,005      6.666        359            728         75.3
July 2013 ....................    97       62,933,734       38.41      648,801      6.882        360            706         75.4
August 2013 ..................    47       29,645,152       18.09      630,748      7.060        360            700         76.8
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                             Minimum Mortgage Rates

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Minimum              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.001 - 2.000 ................     1     $    439,920        0.27%     439,920      6.750        360            754         80.0
2.001 - 3.000 ................   285      161,906,778       98.82      568,094      6.724        358            714         74.1
3.001 - 4.000 ................     4        1,115,122        0.68      278,780      8.178        352            743         86.5
4.001 - 5.000 ................     1          384,000        0.23      384,000      6.875        359            681         80.0
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                           Initial Periodic Rate Caps

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Initial Periodic Rate         Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Cap (%)                         Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
5.000 ........................   242     $149,235,811       91.08%     616,677      6.766        359            712         75.0
6.000 ........................    49       14,610,009        8.92      298,163      6.405        354            734         66.5
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                          Subsequent Periodic Rate Caps

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Subsequent Periodic           Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Rate Cap (%)                    Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------------           ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.000 ........................     4     $  1,058,448        0.65%     264,612      5.777        352            740         70.5
2.000 ........................   287      162,787,372       99.35      567,203      6.740        358            714         74.3
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                               Interest Only Periods at Origination

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Interest-Only Period          Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
(Months)                        Loans    Outstanding      Group 3  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................    41     $ 17,917,438       10.94%     437,011      6.815        358            698         70.0
84 ...........................   127       75,988,260       46.38      598,333      6.534        358            722         73.9
120 ..........................   123       69,940,121       42.69      568,619      6.931        360            710         75.7
                                 ---     ------------      ------
  Total ......................   291     $163,845,820      100.00%
                                 ===     ============      ======

                                  LOAN GROUP 4

                                  Loan Programs


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Program                    Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------                  ---------  -----------      -------- -------------- --------  --------------   --------- ------------
10/1 One-Year CMT ............     3     $  1,460,308        1.55%     486,769      6.336        360            768         61.3
10/1 One-Year CMT- Interest
  Only .......................     2          628,700        0.67      314,350      6.145        357            746         71.5
10/20 Six-Month LIBOR-
  Interest Only ..............    16        8,055,241        8.57      503,453      7.450        357            686         75.1
10/1 One-Year LIBOR ..........    10        6,434,514        6.85      643,451      6.006        358            757         64.6
10/1 One-Year LIBOR- Interest
  Only .......................   118       77,403,269       82.36      655,960      6.476        360            747         72.1
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                   Current Mortgage Loan Principal Balances(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Current Mortgage              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Principal Balances ($)     Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------------   ---------  -----------      -------- -------------- --------  --------------   --------- -------------
50,000.01 - 100,000.00 .......     1     $     92,400        0.10%      92,400      7.875        357            653         80.0
100,000.01 - 150,000.00 ......     1          100,400        0.11      100,400      8.375        357            674         80.0
150,000.01 - 200,000.00 ......     3          548,886        0.58      182,962      7.128        358            714         80.0
200,000.01 - 250,000.00 ......     2          414,750        0.44      207,375      6.561        360            752         85.9
250,000.01 - 300,000.00 ......     3          823,001        0.88      274,334      6.716        357            669         80.0
300,000.01 - 350,000.00 ......     1          304,000        0.32      304,000      7.500        357            692         80.0
350,000.01 - 400,000.00 ......     2          724,165        0.77      362,083      6.698        357            787         70.1
400,000.01 - 450,000.00 ......    14        6,096,295        6.49      435,450      6.440        359            732         73.1
450,000.01 - 500,000.00 ......    26       12,432,933       13.23      478,190      6.558        359            744         71.8
500,000.01 - 550,000.00 ......    19        9,960,891       10.60      524,257      6.485        359            747         68.7
550,000.01 - 600,000.00 ......    17        9,823,791       10.45      577,870      6.655        360            738         75.6
600,000.01 - 650,000.00 ......    18       11,466,740       12.20      637,041      6.712        360            739         73.3
650,000.01 - 700,000.00 ......     4        2,707,300        2.88      676,825      6.564        360            716         80.0
700,000.01 - 750,000.00 ......     6        4,388,455        4.67      731,409      6.441        360            736         73.3
750,000.01 - 1,000,000.00 ....    21       18,330,143       19.50      872,864      6.310        359            759         69.0

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Current Mortgage              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Principal Balances ($)     Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------------   ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1,000,000.01 - 1,500,000.00 ..     7        8,177,882        8.70    1,168,269      6.362        358            763         67.8
1,500,000.01 - 2,000,000.00 ..     3        5,310,000        5.65    1,770,000      6.817        359            725         66.5
Greater than 2,000,000.01 ....     1        2,280,000        2.43    2,280,000      6.375        360            722         80.0
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 4 was approximately $630,752.

                           Original Principal Balances

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
Range of                      Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Original Principal            Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Balances ($)                    Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
50,000.01 - 100,000.00 .......     1     $     92,400        0.10%      92,400      7.875        357            653         80.0
100,000.01 - 150,000.00 ......     1          100,400        0.11      100,400      8.375        357            674         80.0
150,000.01 - 200,000.00 ......     3          548,886        0.58      182,962      7.128        358            714         80.0
200,000.01 - 250,000.00 ......     2          414,750        0.44      207,375      6.561        360            752         85.9
250,000.01 - 300,000.00 ......     3          823,001        0.88      274,334      6.716        357            669         80.0
300,000.01 - 350,000.00 ......     1          304,000        0.32      304,000      7.500        357            692         80.0
350,000.01 - 400,000.00 ......     2          724,165        0.77      362,083      6.698        357            787         70.1
400,000.01 - 450,000.00 ......    14        6,096,295        6.49      435,450      6.440        359            732         73.1
450,000.01 - 500,000.00 ......    26       12,432,933       13.23      478,190      6.558        359            744         71.8
500,000.01 - 550,000.00 ......    19        9,960,891       10.60      524,257      6.485        359            747         68.7
550,000.01 - 600,000.00 ......    17        9,823,791       10.45      577,870      6.655        360            738         75.6
600,000.01 - 650,000.00 ......    18       11,466,740       12.20      637,041      6.712        360            739         73.3
650,000.01 - 700,000.00 ......     4        2,707,300        2.88      676,825      6.564        360            716         80.0
700,000.01 - 750,000.00 ......     6        4,388,455        4.67      731,409      6.441        360            736         73.3
750,000.01 - 1,000,000.00 ....    21       18,330,143       19.50      872,864      6.310        359            759         69.0
1,000,000.01 - 1,500,000.00 ..     7        8,177,882        8.70    1,168,269      6.362        358            763         67.8
1,500,000.01 - 2,000,000.00 ..     3        5,310,000        5.65    1,770,000      6.817        359            725         66.5
Greater than 2,000,000.01 ....     1        2,280,000        2.43    2,280,000      6.375        360            722         80.0
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

               Geographic Distribution of Mortgaged Properties(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Geographic Distribution         Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Arizona ......................     4     $  3,414,000        3.63%     853,500      7.008        359            719         69.8
California ...................    94       62,887,957       66.91      669,021      6.487        359            744         71.1
Colorado .....................     7        2,929,423        3.12      418,489      6.451        358            749         71.1
Connecticut ..................     1        1,000,000        1.06    1,000,000      6.625        360            735         69.7
District of Columbia .........     3        1,562,000        1.66      520,667      6.479        360            772         70.2
Florida ......................     5        2,427,400        2.58      485,480      6.775        360            742         74.3
Georgia ......................     2        1,258,020        1.34      629,010      6.408        358            742         73.7
Idaho ........................     2        1,197,000        1.27      598,500      6.500        359            727         75.3
Illinois .....................     1          492,000        0.52      492,000      6.500        360            707         80.0
Louisiana ....................     1          210,750        0.22      210,750      6.500        360            709         91.6
Maryland .....................     2        1,054,697        1.12      527,348      6.619        359            739         80.0
Michigan .....................     3        1,396,800        1.49      465,600      6.952        360            725         73.7
Minnesota ....................     2        1,100,000        1.17      550,000      6.443        360            770         74.3
North Carolina ...............     1        1,144,500        1.22    1,144,500      6.125        360            794         75.0
New Jersey ...................     5        2,846,500        3.03      569,300      6.583        360            765         77.6
Nevada .......................     2          952,280        1.01      476,140      5.720        359            746         64.9
New York .....................     3        3,369,900        3.59    1,123,300      6.874        359            724         68.5
Oregon .......................     3          995,365        1.06      331,788      6.644        357            771         72.8
Texas ........................     1          455,240        0.48      455,240      6.625        360            709         80.0
Virginia .....................     5        2,358,200        2.51      471,640      6.223        359            720         80.0
Vermont ......................     1          450,000        0.48      450,000      6.750        360            775         45.9
Washington ...................     1          480,000        0.51      480,000      6.625        360            758         68.6
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

----------
(1) No more than approximately 4.71% of the Mortgage Loans in loan group 4 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Original             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan-to-Value Ratios (%)        Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------------      ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0.01 - 50.00 .................     8     $  5,004,085        5.32%     625,511      6.602        360            751         39.6
50.01 - 55.00 ................     2        1,611,782        1.71      805,891      5.214        355            791         53.7
55.01 - 60.00 ................     6        3,714,874        3.95      619,146      6.159        359            764         57.2
60.01 - 65.00 ................    11        8,176,800        8.70      743,345      6.428        359            760         62.7
65.01 - 70.00 ................    20       16,193,402       17.23      809,670      6.639        359            737         68.7
70.01 - 75.00 ................    25       16,558,221       17.62      662,329      6.482        358            763         73.4
75.01 - 80.00 ................    76       42,512,118       45.23      559,370      6.586        360            730         79.5
90.01 - 95.00 ................     1          210,750        0.22      210,750      6.500        360            709         91.6
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 4 was approximately 71.67%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 4 that may exist at the time of origination.

                            Current Mortgage Rates(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Current              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
4.501 - 5.000 ................     2     $    964,000        1.03%     482,000      4.875        354            738         66.3
5.001 - 5.500 ................     4        3,844,983        4.09      961,246      5.375        353            791         60.1
5.501 - 6.000 ................     9        4,973,764        5.29      552,640      5.921        359            740         75.6
6.001 - 6.500 ................    57       39,637,929       42.18      695,402      6.364        360            749         71.0
6.501 - 7.000 ................    61       36,087,107       38.40      591,592      6.711        360            744         72.3
7.001 - 7.500 ................    10        5,653,551        6.02      565,355      7.364        358            706         76.4
7.501 - 8.000 ................     5        2,720,297        2.89      544,059      7.838        357            670         74.7
8.001 - 8.500 ................     1          100,400        0.11      100,400      8.375        357            674         80.0
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 4 was approximately 6.523% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 4 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.522% per annum.

                          Types of Mortgaged Properties


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Property Type                   Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------                 ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Single Family Residence ......    86     $ 54,831,759       58.34%     637,579      6.506        359            741         72.9
Planned Unit Development .....    44       27,969,828       29.76      635,678      6.480        359            745         70.7
Low-rise Condominium .........    14        6,390,946        6.80      456,496      6.579        359            758         71.2
2-4 Family Residence .........     4        4,169,500        4.44    1,042,375      6.745        360            744         61.0
High-rise Condominium ........     1          620,000        0.66      620,000      7.875        357            651         80.0
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                                  Loan Purpose

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Loan Purpose                    Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------                  ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Purchase .....................    94     $ 61,688,849       65.64%     656,264      6.542        359            746         73.6
Refinance (cash-out) .........    31       17,826,721       18.97      575,056      6.534        359            736         66.4
Refinance (rate/term) ........    24       14,466,462       15.39      602,769      6.429        360            741         69.8
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                               Occupancy Types(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Occupancy Type                  Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------                ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Primary Residence ............   134     $ 86,861,906       92.42%     648,223      6.510        359            744         71.9
Second Residence .............    13        6,841,240        7.28      526,249      6.648        360            736         68.7
Investment Property ..........     2          278,886        0.30      139,443      7.457        359            747         80.0
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

----------
(1) Based upon representations of the related borrowers at the time of origination.


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Remaining Term                Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
to Maturity (Months)            Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------          ---------  -----------      -------- -------------- --------  --------------   --------- -------------
360 ..........................   113     $ 73,285,926       77.98%     648,548      6.509        360            747         72.2
359 ..........................     9        5,488,215        5.84      609,802      6.520        359            734         67.4
357 ..........................    19        8,976,545        9.55      472,450      7.312        357            689         75.0
356 ..........................     2        1,463,832        1.56      731,916      5.578        356            773         64.2
355 ..........................     3        2,789,782        2.97      929,927      5.631        355            767         64.8
354 ..........................     2          980,020        1.04      490,010      5.523        354            784         58.4
343 ..........................     1          997,712        1.06      997,712      5.375        343            814         70.2
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 4 was approximately 359 months.

                             Documentation Programs


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Documentation Program           Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
Preferred ....................    86     $ 53,536,774       56.96%     622,521      6.485        359            756         72.0
Full/Alternative .............    45       31,739,912       33.77      705,331      6.363        359            737         70.3
Reduced ......................    16        7,836,180        8.34      489,761      7.327        357            681         74.8
Stated Income/Stated Asset ...     1          502,500        0.53      502,500      7.375        357            702         75.0
No Income/No Asset ...........     1          366,665        0.39      366,665      7.500        357            813         75.0
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                              FICO Credit Scores(1)


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of                      Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
FICO Credit Scores              Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
621 - 640 ....................     1     $    259,197        0.28%     259,197      7.750        357            622         80.0
641 - 660 ....................     4        2,615,004        2.78      653,751      7.434        357            654         73.8
661 - 680 ....................    13        7,231,906        7.69      556,300      6.628        359            672         77.0
681 - 700 ....................     7        3,152,000        3.35      450,286      6.982        358            685         77.2
701 - 720 ....................    22       12,772,643       13.59      580,575      6.616        360            709         74.3
721 - 740 ....................    22       14,410,951       15.33      655,043      6.563        360            730         73.0
741 - 760 ....................    26       17,378,304       18.49      668,396      6.561        360            751         68.2
761 - 780 ....................    27       17,660,939       18.79      654,109      6.404        360            769         71.3
781 - 800 ....................    17       11,753,738       12.51      691,396      6.240        359            792         67.9
801 - 820 ....................    10        6,747,350        7.18      674,735      6.243        357            807         70.8
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 4 was approximately 743.

                    Prepayment Charge Periods at Origination

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Prepayment Charge             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Period (Months)                 Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------             ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................    72     $ 44,925,797       47.80%     623,969      6.436        359            748         73.2
6 ............................     3        1,819,365        1.94      606,455      7.658        357            704         72.7
12 ...........................    49       32,860,671       34.96      670,626      6.506        360            749         68.7
36 ...........................    16        9,606,999       10.22      600,437      6.849        358            714         72.7
60 ...........................     9        4,769,200        5.07      529,911      6.370        360            733         74.7
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                        Months to Initial Adjustment Date


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Months to Initial             Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Adjustment Date                 Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------             ---------  -----------      -------- -------------- --------  --------------   --------- -------------
103 ..........................     1     $    997,712        1.06%     997,712      5.375        343            814         70.2
114 ..........................     2          980,020        1.04      490,010      5.523        354            784         58.4
115 ..........................     3        2,789,782        2.97      929,927      5.631        355            767         64.8
116 ..........................     2        1,463,832        1.56      731,916      5.578        356            773         64.2
117 ..........................    19        8,976,545        9.55      472,450      7.312        357            689         75.0
119 ..........................     9        5,488,215        5.84      609,802      6.520        359            734         67.4
120 ..........................   113       73,285,926       77.98      648,548      6.509        360            747         72.2
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                                Gross Margins(1)

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Range of Gross Margins (%)      Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
--------------------------    ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.001 - 2.000 ................     1     $    764,280        0.81%     764,280      5.375        359            762         61.1
2.001 - 3.000 ................   147       93,007,002       98.96      632,701      6.533        359            743         71.7
3.001 - 4.000 ................     1          210,750        0.22      210,750      6.500        360            709         91.6
                                 ---     ------------      ------
Total ........................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 4 was approximately 2.268%.

                             Maximum Mortgage Rates


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Maximum              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
9.001 - 10.000 ...............     2     $    964,000        1.03%     482,000      4.875        354            738         66.3
10.001 - 11.000 ..............    13        8,818,748        9.38      678,365      5.683        356            762         68.9
11.001 - 12.000 ..............   117       75,150,057       79.96      642,308      6.529        360            746         71.6
12.001 - 13.000 ..............    11        5,016,962        5.34      456,087      7.385        358            711         78.4
13.001 - 14.000 ..............     6        4,032,265        4.29      672,044      7.577        357            684         72.1
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                            Initial Adjustment Dates

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Initial Adjustment Date         Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-----------------------       ---------  -----------      -------- -------------- --------  --------------   --------- -------------
February 2015 ................     1     $    997,712        1.06%     997,712      5.375        343            814         70.2
January 2016 .................     2          980,020        1.04      490,010      5.523        354            784         58.4
February 2016 ................     3        2,789,782        2.97      929,927      5.631        355            767         64.8
March 2016 ...................     2        1,463,832        1.56      731,916      5.578        356            773         64.2
April 2016 ...................    19        8,976,545        9.55      472,450      7.312        357            689         75.0
June 2016 ....................     9        5,488,215        5.84      609,802      6.520        359            734         67.4
July 2016 ....................    91       59,171,952       62.96      650,241      6.517        360            749         72.1
August 2016 ..................    22       14,113,974       15.02      641,544      6.472        360            740         72.6
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                             Minimum Mortgage Rates


                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Range of Minimum              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Mortgage Rates (%)              Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
------------------            ---------  -----------      -------- -------------- --------  --------------   --------- -------------
2.001 - 3.000 ................   147     $ 93,670,882       99.67%     637,217      6.521        359            743         71.6
3.001 - 4.000 ................     2          311,150        0.33      155,575      7.105        359            698         87.9
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                           Initial Periodic Rate Caps

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Initial Periodic Rate         Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Cap (%)                         Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
---------------------         ---------  -----------      -------- -------------- --------  --------------   --------- -------------
5.000 ........................   143     $ 89,475,188       95.20%     625,701      6.477        359            746         71.7
6.000 ........................     6        4,506,844        4.80      751,141      7.438        357            694         71.8
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                          Subsequent Periodic Rate Caps

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
Subsequent Periodic           Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Rate Cap (%)                    Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------------           ---------  -----------      -------- -------------- --------  --------------   --------- -------------
1.000 ........................    10     $  3,548,397        3.78%     354,840      7.466        357            675         79.2
2.000 ........................   139       90,433,635       96.22      650,602      6.486        359            746         71.4
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                      Interest Only Periods at Origination

                                                            % of                  Weighted     Weighted      Weighted     Weighted
                                          Aggregate       Mortgage    Average     Average      Average       Average      Average
                              Number of   Principal       Loans in   Principal    Current   Remaining Term     FICO       Original
                              Mortgage     Balance          Loan      Balance     Mortgage   to Maturity      Credit   Loan-to-Value
Interest-Only                   Loans    Outstanding      Group 4  Outstanding($) Rate (%)     (Months)        Score      Ratio (%)
-------------                 ---------  -----------      -------- -------------- --------  --------------   --------- -------------
0 ............................    13     $  7,894,822        8.40%     607,294      6.067        358            759         64.0
120 ..........................   136       86,087,210       91.60      632,994      6.565        359            742         72.4
                                 ---     ------------      ------
  Total ......................   149     $ 93,982,032      100.00%
                                 ===     ============      ======

                           Servicing of Mortage Loans

Servicing Compensation and Payment of Expenses

            The "Expense Fee Rate" is the per annum rate at which the expense fees accrue on the principal balance of each Mortgage Loan. The expense fees consist of

      o the master servicing fee payable to the master servicer in respect of its servicing activities (the "Master Servicing Fee"),

      o fees payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement, and

      o     lender paid mortgage insurance premiums, if any.

            The expense fees with respect to the mortgage pool are payable out of the interest payments on each Mortgage Loan. The total expense fee rate will vary from Mortgage Loan to Mortgage Loan. As of the cut-off date, the weighted average Expense Fee Rate (exclusive of the additional expense fees payable for mortgage insurance premiums on any Mortgage Loan) for the Mortgage Loans in a loan group on and before and after the related initial Adjustment Dates for all of the Mortgage Loans in such loan group is approximately as follows:

                          Weighted Average               Weighted Average
                          Expense Fee Rate               Expense Fee Rate
                       for the Mortgage Loans         for the Mortgage Loans
                      in the related Loan Group      in the related Loan Group
                      on and before any related      after all related initial
                     initial Adjustment Date (1)       Adjustment Dates (1)
Loan Group 1 ...     ---------------------------     -------------------------
Loan Group 2 ...               0.259%                         0.265%
Loan Group 3 ...               0.259%                         0.383%
Loan Group 4 ...               0.259%                         0.384%

----------
(1) Assuming no prepayments and exclusive of the additional expense fees payable for mortgage insurance premiums on any Mortgage Loans with lender acquired mortgage insurance.

      In cases where a Mortgage Loan is being directly serviced by a subservicer, the subservicer will be entitled to all or a portion of the Master Servicing Fee. The Master Servicing Fee accrues on the principal balance of each Mortgage Loan at the Master Servicing Fee Rate. As of the cut-off date, the weighted average "Master Servicing Fee Rate" for all Mortgage Loans in a loan group on and before and after the related initial Adjustment Dates for all of the Mortgage Loans in such loan group is approximately as follows:

                       Weighted Average Master        Weighted Average Master
                         Servicing Fee Rate             Servicing Fee Rate
                       for the Mortgage Loans         for the Mortgage Loans
                      in the related Loan Group      in the related Loan Group
                      on and before any related          after all initial
                     initial Adjustment Date (1)       Adjustment Dates (1)
                     ---------------------------     -------------------------
Loan Group 1 ...                0.250%                        0.255%
Loan Group 2 ...                0.250%                        0.374%
Loan Group 3 ...                0.250%                        0.375%
Loan Group 4 ...                0.253%                        0.375%

----------
(1)   Assuming no prepayments.

      The master servicer is obligated to pay some but not all ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described under "--Adjustment to

Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus. The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, prepayment charges, assumption fees and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account and Excess Proceeds with respect to the Mortgage Loans as described under "Description of the Certificates--Fees and Expenses".

Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans

         When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Principal prepayments by borrowers received by the master servicer will be distributed to certificateholders on the Distribution Date in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans would result. Pursuant to the pooling and servicing agreement, the Master Servicing Fee for any month will be reduced by an amount sufficient to pass through to certificateholders the full amount of interest to which they would be entitled for each prepaid Mortgage Loan on the related Distribution Date. However, the Master Servicing Fee for a loan group on a Distribution Date will only be reduced by not more than one-half of the Master Servicing Fee for that Distribution Date (the "Compensating Interest"). If shortfalls in interest as a result of prepayments on the Mortgage Loans in any Prepayment Period exceed the Compensating Interest for the related Distribution Date, the amount of interest distributed to certificateholders will be reduced by the amount of the excess. See "Description of the Certificates--Interest " in this free writing prospectus.

Certain Modifications and Refinancings

         Countrywide Home Loans, without approval from the Rating Agencies, will be permitted under the pooling and servicing agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the master servicer will be permitted to agree to the rate reduction provided that Countrywide Home Loans purchases the Mortgage Loan from the issuing entity immediately following the modification. Any purchase of a mortgage loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that mortgage loan, plus accrued and unpaid interest on the mortgage loan up to the next Due Date at the applicable net mortgage rate, net of any unreimbursed advances of principal and interest on the mortgage loan made by the master servicer. Countrywide Home Loans will remit the purchase price to the master servicer for deposit into the Certificate Account within one business day of the purchase of that mortgage loan. Purchases of mortgage loans may occur when prevailing interest rates are below the interest rates on the mortgage loans and borrowers request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the issuing entity against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                         Description of the Certificates

General

         The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

         The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

         The Mortgage Pass-Through Certificates, Series 2006-HYB5 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-IO, Class 2-A-1, Class 2-A-2, Class 2-A-IO, Class 3-A-1A, Class 3-A-1B, Class 3-A-2, Class 3-A-IO, Class 4-A-1, Class 4-A-2, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5

Certificates. Only the classes of certificates listed on the cover page are offered by this free writing prospectus (the "offered certificates"). The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

      When describing the certificates in this free writing prospectus, we use the following terms:

       Designation                         Classes of Certificates
-------------------------      -----------------------------------------------
   Senior Certificates             Class 1-A-1, Class 1-A-2, Class 1-A-IO,
                                   Class 2-A-1, Class 2-A-2, Class 2-A-IO,
                                  Class 3-A-1A, Class 3-A-1B, Class 3-A-2,
                                   Class 3-A-IO, Class 4-A-1, Class 4-A-2
                                         and Class A-R Certificates

Subordinated Certificates             Class M and Class B Certificates

  Class B Certificates                Class B-1, Class B-2, Class B-3,
                                    Class B-4 and Class B-5 Certificates

     Notional Amount                   Class 1-A-IO, Class 2-A-IO and
      Certificates                       Class 3-A-IO Certificates

  Offered Certificates             Senior Certificates, Class M, Class B-1
                                         and Class B-2 Certificates

  Private Certificates         Class B-3, Class B-4 and Class B-5 Certificates

The certificates are generally referred to as the following types:

          Class                                   Type
-------------------------      ------------------------------------------

Class 1-A-1 Certificates         Super Senior/Variable Pass-Through Rate

Class 1-A-2 Certificates        Senior Support/Variable Pass-Through Rate

Class 1-A-IO Certificates         Senior/Interest-Only/Notional Amount/
                                  Variable Pass-Through Rate/ Component

Class 2-A-1 Certificates         Super Senior/Variable Pass-Through Rate

Class 2-A-2 Certificates        Senior Support/Variable Pass-Through Rate

Class 2-A-IO Certificates         Senior/Interest-Only/Notional Amount/
                                  Variable Pass-Through Rate/ Component

Class 3-A-1A Certificates        Super Senior/Variable Pass-Through Rate

Class 3-A-1B Certificates        Super Senior/Variable Pass-Through Rate

Class 3-A-2 Certificates        Senior Support/Variable Pass-Through Rate

Class 3-A-IO Certificates         Senior/Interest-Only/Notional Amount/
                                  Variable Pass-Through Rate/Component

Class 4-A-1 Certificates         Super Senior/Variable Pass-Through Rate

Class 4-A-2 Certificates        Senior Support/Variable Pass-Through Rate

 Class A-R Certificates        Senior/Variable Pass-Through Rate/Residual

Subordinated Certificates        Subordinate/Variable-Pass Through Rate

      The senior certificates (other than the Notional Amount Certificates) will have an initial aggregate Class Certificate Balance of approximately $500,316,100 and will evidence in the aggregate an initial beneficial ownership interest of approximately 93.50% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

              Class of Subordinated       Initial Beneficial
                  Certificates            Ownership Interest
              ---------------------       ------------------
                     Class M                     2.35%
                    Class B-1                    1.50%
                    Class B-2                    0.95%
                    Class B-3                    0.75%
                    Class B-4                    0.55%
                    Class B-5                    0.40%

            The initial Class Certificate Balances or initial notional amounts of the certificates may vary in the aggregate by plus or minus 5%.

Calculation of Class Certificate Balance

            The "Class Certificate Balance" of any class of certificates (other than the Notional Amount Certificates) as of any date is the initial Class Certificate Balance of the class reduced by the sum of

      o all amounts previously distributed to holders of certificates of the class as payments of principal, and

      o     the amount of Realized Losses allocated to the class;

            provided, however, that the Class Certificate Balances of the classes to which Realized Losses have been allocated will be increased sequentially in the order of distribution priority (from highest to lowest) by the amount of Subsequent Recoveries for a loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

            In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of certificates, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date.

            The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates do not have a Class Certificate Balance and are not entitled to any distributions in respect of principal on the Mortgage Loans.

Senior Certificate Groups

            The Class 1-A-1, Class 1-A-2, Class 1-A-IO and Class A-R Certificates relate to loan group 1; the Class 2-A-1, Class 2-A-2 and Class 2-A-IO Certificates relate to loan group 2; the Class 3-A-1A, Class 3-A-1B, Class 3-A-2 and Class 3-A-IO Certificates relate to loan group 3; and the Class 4-A-1 and Class 4-A-2 Certificates relate to loan group 4. The classes of senior certificates related to a particular loan group are referred to as a "senior certificate group."

Subordinated Portions

            A portion of each loan group is related to the subordinated certificates (each, a "Subordinated Portion"). The principal balance of each Subordinated Portion (the "Subordinated Portion Balance") for any Distribution Date will be equal to the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date, over the aggregate Class Certificate Balance of the related senior certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date.

Notional Amount Certificates

            The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates are sometimes referred to in this free writing prospectus as the "Notional Amount Certificates." Solely for purposes of determining distributions, each class of Notional Amount Certificates will be comprised of the notional amount interest only components (each, a "Notional Component") shown in the following table

           Class                            Notional Components
-------------------------      --------------------------------------------
Class 1-A-IO Certificates      Class 1-A-1 IO and Class 1-A-2 IO Components

Class 2-A-IO Certificates      Class 2-A-1 IO and Class 2-A-2 IO Components

Class 3-A-IO Certificates          Class 3-A-1A IO, Class 3-A-1B IO and
                                        Class 3-A-2 IO Components

            The "Component Notional Amount" of each Notional Component will be equal to

      o for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance as of such date of the class of Certificates with the same alpha-numeric designation as such Component, and

      o     for any date after the last day of that interest accrual period, $0.

            As of the closing date, the initial Component Notional Amounts of the Notional Components will be the Class Certificate Balance as of the closing date of the class of Certificates with the same alpha-numeric designation as such Notional Component.

            The "Notional Amount" of the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates will be equal to

      o for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the sum of the Component Notional Amounts for the related Notional Components as of such date, and

      o     for any date after the last day of that interest accrual period, $0.

            The "Weighted Average Roll Date" for loan group 1, 2 and 3 and each related class or Notional Component of Notional Amount Certificates is the Distribution Date in the month set forth below:

                  Loan Group         Weighted Average Roll Date
                  ----------         --------------------------
                      1                      April 2009
                      2                      June 2011
                      3                       May 2013

            As of the closing date, the initial Notional Amounts of the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates will be approximately $28,947,000, $230,300,000 and $153,196,000, respectively, subject to the permitted variance described in this free writing prospectus.

Book-Entry Certificates; Denominations

            The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class Certificate Balance of each class of certificates and that will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this Free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1 in excess thereof. The depositor has been informed by the depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Securities--Book-Entry Securities," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

            Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

            For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Securities --Book-Entry Securities" in the prospectus.

            Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

            Certificate Account. On or before the closing date, the master servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will initially be established by the master servicer at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

                  o all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

                  o all payments on account of interest on the Mortgage Loans, net of the related Master Servicing Fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

                  o all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

                  o any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

                  o any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

                  o     all Substitution Adjustment Amounts; and

                  o     all Advances made by the master servicer.

            Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors--Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

            The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

                  o to pay to the master servicer the Master Servicing Fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses";

                  o to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

                  o to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

                  o to reimburse the master servicer for insured expenses from the related insurance proceeds;

                  o to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "Servicing Advances"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

                  o to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

                  o to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

                  o to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

                  o to withdraw an amount equal to the sum of (a) the related Available Funds and (b) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

                  o to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

            The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

            Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds for each loan group and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "Distribution Account"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

                  o the aggregate amount remitted by the master servicer to the trustee; and

                  o any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

            The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "--Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

                  o     to pay the Trustee Fee to the trustee;

                  o to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

                  o to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

                  o to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

            There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

            Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. See "--Reports to Certificateholders" in this free writing prospectus. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

            The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

            The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

  Type / Recipient (1)                    Amount                  General Purpose                Source (2)                Frequency
------------------------------------------------------------------------------------------------------------------------------------
Fees

Master Servicing Fee /         One-twelfth of the Stated          Compensation        Amounts on deposit in the              Monthly
Master Servicer                Principal Balance of each                              Certificate Account
                               Mortgage Loan multiplied by                            representing payments of
                               the related Master Servicing                           interest and application of
                               Fee Rate for that Mortgage                             liquidation proceeds with
                               Loan (3)                                               respect to that Mortgage Loan

                               o  All late payment fees,          Compensation        Payments made by obligors         Time to time
                                  assumption fees and other                           with respect to the
                                  similar charges (including                          Mortgage Loans
                                  prepayment charges)

                               o  All investment income           Compensation        Investment income related to           Monthly
                                  earned on amounts on                                the Certificate Account and
                                  deposit in the Certificate                          the Distribution Account
                                  Account and Distribution
                                  Account

                               o  Excess Proceeds (4)             Compensation        Liquidation proceeds and          Time to time
                                                                                      Subsequent Recoveries

Trustee Fee (the "Trustee      One-twelfth of the Trustee         Compensation        Amounts on deposit in the              Monthly
Fee") / Trustee                Fee Rate multiplied by the                             Certificate Account or the
                               aggregate Stated Principal                             Distribution Account
                               Balance of the outstanding
                               Mortgage Loans (5)
Expenses

Insured expenses /             Expenses incurred by the           Reimbursement       To the extent the expenses        Time to time
Master Servicer                master servicer                    of Expenses         are covered by an insurance
                                                                                      policy with respect to the
                                                                                      Mortgage Loan

Servicing Advances /           To the extent of funds             Reimbursement       With respect to each Mortgage     Time to time
Master Servicer                available, the amount of any       of Expenses         Loan, late recoveries of the
                               Servicing Advances                                     payments of the costs and
                                                                                      expenses, liquidation
                                                                                      proceeds, Subsequent
                                                                                      Recoveries, purchase proceeds
                                                                                      or repurchase proceeds for
                                                                                      that Mortgage Loan (6)

Indemnification expenses /     Amounts for which the sellers,     Indemnification     Amounts on deposit on the              Monthly
the sellers, the master        the master servicer and                                Certificate Account
servicer and the depositor     depositor are entitled to
                               indemnification (7)

----------

(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement. See "The Agreements--Amendment" in the prospectus.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate varies from Mortgage Loan to Mortgage Loan. Information regarding the weighted average Master Servicing Fee Rate with respect to each of the loan groups can be found under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" in this free writing prospectus. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "Servicing of Mortgage Loans--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans."

(4) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "Trustee Fee Rate" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses

Distributions

            Distributions on the certificates will be made by the trustee on the first business day following each Master Servicer Remittance Date (each, a "Distribution Date"), commencing in August 2006, to the persons in whose names the certificates are registered at the close of business on the last business day of the month preceding the month of the Distribution Date. The "Master Servicer Remittance Date" is the 19th day of each month, or, if that day is not a business day, the first business day thereafter.

            Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a Notional Amount Certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

            As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date and, in certain circumstances, from any Available Funds from the other loan groups remaining after distributions to the senior certificates related to such other loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for the Distribution Date, in each case after giving effect to distributions on all classes of senior certificates in the following order of priority:

      o to interest on each interest-bearing class of senior certificates relating to each loan group, concurrently and on a pro rata basis, based on their respective interest distribution amounts;

      o to principal of the classes of senior certificates relating to each loan group (other than the Notional Amount Certificates) then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

      o to interest on and principal, as applicable, of the classes of the senior certificates not relating to that loan group (other than, in the case of principal, the Notional Amount Certificates) in the manner, order and priority described in this free writing prospectus under "Description of the Certificates--Principal--Transfer Payments;"

      o from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth in this free writing prospectus under "Description of the Certificates--Interest" and "--Principal;" and

      o from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

            "Available Funds" for a loan group for any Distribution Date will be equal to the sum of

      o all scheduled installments of interest (net of the related expense fees, including premiums in respect of lender paid mortgage insurance) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

      o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and
            (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

      o all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period together with interest paid with the prepayments, other than certain excess amounts, and Compensating Interest; and

      o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date;

            minus

      o amounts in reimbursement for advances previously made and other amounts as to which the master servicer or the trustee is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

            plus

      o     Transfer Payments Received for such loan group and Distribution
            Date;

            minus

      o     Transfer Payments Made from such loan group for such Distribution
            Date.

Interest

            Pass-Through Rates. The classes of offered certificates will have the respective pass-through rates (each, a "pass-through rate") described below.

            The pass-through rate for each class of senior certificates (other than the Class A-R Certificates and the Notional Amount Certificates) for the interest accrual period for any Distribution Date will be a per annum rate equal to (x) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group, minus (y) if applicable, the Component Rate of the Notional Component with the same alpha-numeric designation for the same interest accrual period. The pass-through rates for the interest accrual period related to the first Distribution Date are expected to be approximately as follows:

Class                                        Pass-Through Rate
------------                                 -----------------
Class 1-A-1 ............................     5.943906%
Class 1-A-2 ............................     5.899999%
Class 2-A-1 ............................     5.924190%
Class 2-A-2 ............................     5.957460%
Class 3-A-1A ...........................     6.041197%
Class 3-A-1B ...........................     6.000000%
Class 3-A-2 ............................     6.150635%
Class 4-A-1 ............................     6.260069%
Class 4-A-2 ............................     6.260069%

            Class A-R Certificates
            ----------------------

            The pass-through rate for the Class A-R Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 1. The pass-through rate for the Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.312042% per annum.

            Notional Amount Certificates
            ----------------------------

            The pass-through rate for the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates for the interest accrual period for any Distribution Date

                  o on or prior to the related Weighted Average Roll Date for such class of certificates, will be the Group 1 Weighted Average Component Rate, the Group 2 Weighted Average Component Rate and the Group 3 Weighted Average Component Rate, respectively, and

                  o     thereafter, will be 0% per annum.

            The pass-through rate for the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.372527%, 0.504203% and 0.436799% per annum, respectively.

            Subordinated Certificates
            -------------------------

            The pass-through rate for each class of subordinated certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to

                  o the sum of the following for each loan group: the product of (1) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and (2) the related Subordinated Portion Balance immediately prior to that Distribution Date, divided by

                  o the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date.

            The pass-through rate for the subordinated certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.408522% per annum.

            Definitions Related to Pass-Through Rate Calculations.

            The "Adjusted Net Mortgage Rate" for a Mortgage Loan is the Mortgage Rate for such Mortgage Loan, minus the Expense Fee Rate for such Mortgage Loan.

            The "Component Rate" for a Notional Component and the interest accrual period for any Distribution Date

                  o on or prior to the related Weighted Average Roll Date, will be a per annum rate equal to the applicable Component Rate set forth in the table below and

                  o     thereafter, will be 0% per annum.

Component                                    Component Rate
---------                                    --------------
Class 1-A-1 IO .........................     0.368136%
Class 1-A-2 IO .........................     0.412043%
Class 2-A-1 IO .........................     0.510857%
Class 2-A-2 IO .........................     0.477587%
Class 3-A-1A IO ........................     0.430835%
Class 3-A-1B IO ........................     0.472032%
Class 3-A-2 IO .........................     0.321397%

            The "Group 1 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 1-A-1 IO and Class 1-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

            The "Group 2 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 2-A-1 IO and Class 2-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

            The "Group 3 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 3-A-1A IO, Class 3-A-1B IO and Class 3-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

            The "Weighted Average Adjusted Net Mortgage Rate" for a loan group and any Distribution Date means a per annum rate equal to the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date in the month preceding the month of such Distribution Date.

            Interest Entitlement. Interest will accrue at the rate described in this free writing prospectus on the certificates on the basis of a 360-day year divided into twelve 30-day months. With respect to each Distribution Date, the "interest accrual period" for each class of certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days.

            On each Distribution Date, to the extent of funds available therefor, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. The "Interest Distribution Amount" for any class and any Distribution Date will be equal to the sum of

      o interest at the applicable pass-through rate for the related interest accrual period on the related Class Certificate Balance or Notional Amount, as the case may be, as of the last day of the related interest accrual period, and

      o the sum of the amounts, if any, by which the amount described in the prior bullet point on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called "unpaid interest amounts").

            Allocation of Interest Shortfalls. The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "Net Interest Shortfall" is equal to the sum of:

      o any net prepayment interest shortfalls for that loan group and Distribution Date, and

      o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Debt Service Reduction.

            Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes of the related senior certificates and the classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive, based on each subordinated class's share of the Subordinated Portion as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

            With respect to any Distribution Date, a "net prepayment interest shortfall" for a loan group is the amount by which the aggregate prepayment interest shortfall experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that loan group and Distribution Date and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfalls for such other loan groups.

            A "prepayment interest shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the related Mortgage Rate, net of the related Master Servicing Fee Rate, on the Stated Principal Balance of the Mortgage Loan.

            A "Relief Act Reduction" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See "Certain Legal Aspects of the Mortgage Loans--Servicemembers Civil Relief Act" in the prospectus.

            A "Debt Service Reduction" is a modification of the terms of a Mortgage Loan resulting from a bankruptcy proceeding which reduced the amount of the monthly payment on the related Mortgage Loan. However, a modification will not be considered a Debt Service Reduction so long as the master servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the master servicer without giving effect to any Debt Service Reduction.

            For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Subordinated Portion Balance for that loan group immediately prior to such Distribution Date; provided, however, on any Distribution Date after the third Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

            If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described in this free writing prospectus under "--Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class of related certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Principal

            General. On each Distribution Date, the Principal Amount for each loan group will be distributed first, as principal, as described above under "--Priority of Distributions Among Certificates," with respect to the related classes of senior certificates (other than the Notional Amount Certificates) in an amount up to the Senior Principal Distribution Amount for such loan group and second, as principal of the subordinated certificates as a portion of the Subordinated Principal Distribution Amount.

            The "Principal Amount" for any Distribution Date and loan group will equal the sum of:

      o all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group on the related Due Date,

      o the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

      o the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

      o any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

      o with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

      o all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and

      o any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date,

            plus

      o the principal portion of any Transfer Payments Received for such loan group and Distribution Date,

            minus

      o the principal portion of any Transfer Payments Made for such loan group and Distribution Date.

            Transfer Payments

            Transfer Payments due to disproportionate principal payments. On each Distribution Date prior to the earlier of the Senior Credit Support Depletion Date and the third Senior Termination Date, but after the date on which the aggregate Class Certificate Balance of the senior certificates related to a loan group has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage (as defined in this free writing prospectus) for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from a loan group is distributed to the senior certificates related to one or more other loan groups according to this paragraph, the subordinated certificates will not receive that principal amount on that Distribution Date.

            Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due Period (the "Undercollateralized Group"), then the following will occur:

      o the Available Funds in each other loan group that is not an Undercollateralized Group (each, an "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

      o the portion of the Available Funds in respect of principal on the Mortgage Loans in each such Overcollateralized Group, after distributions of principal to the senior certificates of such Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of each Undercollateralized Group until the aggregate Class Certificate Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

            Consequently, the subordinated certificates will not receive any distributions of principal until each Undercollateralized Group is no longer undercollateralized. If more than one loan group on any Distribution Date is entitled to a Transfer Payment Received, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the prior calendar month. If more than one loan group on any Distribution Date is required to make a Transfer Payment Made, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the aggregate Class Certificate Balance of the related senior certificates.

            On each Distribution Date, the "Transfer Payment" for an Undercollateralized Group will equal the excess, if any, of the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date for such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the first day of the related Due Period, plus interest as described above. The Transfer Payment received by an Undercollateralized Group is referred to as a "Transfer Payment Received." The Transfer Payment made by an Overcollateralized Group is referred to as a "Transfer Payment Made."

         All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

            Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, as follows:

      o with respect to loan group 1, sequentially, in the following order of priority:

            o to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero, and

            o concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero;

      o with respect to loan group 2, concurrently to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero; and

      o with respect to loan group 3, concurrently to the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero; and

      o with respect to loan group 4, concurrently to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero.

            "Prepayment Period" means with respect to any Distribution Date, the calendar month immediately preceding the month of that Distribution Date.

            The "Senior Principal Distribution Amount" for any Distribution Date and loan group will equal the sum of

      o the related Senior Percentage of all amounts described in the first through fourth bullet of the definition of Principal Amount for that loan group and that Distribution Date,

      o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

            o the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date, and

            o the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan,

      o the related Senior Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date, and

      o the principal portion of any Transfer Payments Received for that loan group and Distribution Date;

provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to only the Mortgage Loans in the related loan group.

            "Stated Principal Balance" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of the Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), as reduced by:

      o any previous partial prepayments of principal and the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower; and

      o liquidation proceeds allocable to principal received in the prior calendar month and prepayments of principal received through the last day of the related Prepayment Period.

            The "pool principal balance" with respect to any Distribution Date equals the aggregate of the Stated Principal Balances of the Mortgage Loans outstanding on the Due Date in the month preceding the month of the Distribution Date.

            The "Senior Percentage" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates (other than the Notional Amount Certificates) of such senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates (other than the Notional Amount Certificates) of such remaining senior certificate group immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates (other than the Notional Amount Certificates) immediately before such Distribution Date.

            For any Distribution Date on and prior to the third Senior Termination Date, the "Subordinated Percentage" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the third Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

            The "Subordinated Prepayment Percentage" for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

            The "Senior Prepayment Percentage" of a senior certificate group for any Distribution Date occurring during the ten years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses on the related Mortgage Loans, increasing the interest in the principal balance of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

            The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows:

      o for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and

      o for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group as of the closing date, in which case the Senior Prepayment Percentage for each senior certificate group for that Distribution Date will once again equal 100%).

            Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the loan groups:

      o the aggregate Stated Principal Balance of all Mortgage Loans in a loan group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage Loans the borrowers of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, or (b) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates on the Distribution Date, is less than 50%, and

      o cumulative Realized Losses on all of the Mortgage Loans in each loan group do not exceed

                  o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, in each case as of the cut-off date or (ii) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (in either case, the "original subordinate principal balance"),

                  o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

                  o commencing with the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

                  o commencing with the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

                  o commencing with the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

            Notwithstanding the preceding paragraphs, the Senior Prepayment Percentage for each loan group will decrease prior to the tenth anniversary of the first distribution date (and may be less than the amount set forth above) if the Two Times Test is satisfied. The "Two Times Test" will be satisfied and the Senior Prepayment Percentage for each loan group will be adjusted if:

                  o on or before the Distribution Date in July 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, and

                  o after the Distribution Date in July 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date.

            If the Two Times Test is satisfied as in the first bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the related Senior Percentage for that Distribution Date. If the Two Times Test is satisfied as in the second bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

            The "Senior Termination Date" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

            The "Aggregate Subordinated Percentage" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date.

            If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

            Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds available therefor, the Principal Amount for each loan group, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all of the loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all of the loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero. With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date, the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full from any loan group will be made to any of those classes (the "Restricted Classes"). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

            For any Distribution Date and any class of subordinated certificates, the "Applicable Credit Support Percentage" is equal to the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates which have lower distribution priorities than such class.

            For any Distribution Date and any class of Subordinated Certificates, the "Original Applicable Credit Support Percentage" is equal to the Applicable Credit Support Percentage for the class on the date of issuance of the certificates.

            The "Class Subordination Percentage" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of the class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately before the Distribution Date.

            On the date of issuance of the certificates, the characteristics listed below are expected to be as follows:

                                     Initial                         Original
                                    Beneficial    Initial Credit    Applicable
                                   Interest in      Enhancement   Credit Support
                                  Issuing Entity       Level        Percentage
                                  --------------  --------------  --------------
            Senior Certificates..     93.50%           6.50%           N/A
            Class M..............     2.35%            4.15%          6.50%
            Class B-1............     1.50%            2.65%          4.15%
            Class B-2............     0.95%            1.70%          2.65%
            Class B-3............     0.75%            0.95%          1.70%
            Class B-4............     0.55%            0.40%          0.95%
            Class B-5............     0.40%            0.00%          0.40%

For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

            The "Subordinated Principal Distribution Amount" for any loan group and Distribution Date will equal the sum of

      o the Subordinated Percentage for that loan group of all amounts described in the first through fourth bullets of the definition of Principal Amount for that loan group and that Distribution Date,

      o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount for that loan group up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date, and

      o the related Subordinate Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date,

                  minus

      o the principal portion of any Transfer Payments Made for that loan group.

            On any Distribution Date after the third Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans only in the related loan group.

            Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

            The "Senior Credit Support Depletion Date" is the date on which the aggregate Class Certificate Balance of the subordinated certificates has been reduced to zero.

Allocation of Losses

            On each Distribution Date, the amount of any Realized Loss with respect to any loan group will be allocated:

      o first, to the subordinated certificates, in the reverse order of their distribution priority (beginning with the class of subordinated certificates then outstanding with the lowest distribution priority), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and

      o second, to the senior certificates of the related senior certificate group (other than the Notional Amount Certificates), in the following order, until their respective Class Certificate Balances are reduced to zero:

                  o in the case of loan group 1, sequentially to the Class 1-A-2 and Class 1-A-1 Certificates, in that order,

                  o in the case of loan group 2, sequentially to the Class 2-A-2 and Class 2-A-1 Certificates, in that order,

                  o in the case of loan group 3, sequentially, first to the Class 3-A-2 Certificates until its Class Certificate Balance is reduced to zero and then, concurrently, to the Class 3-A-1A and Class 3-A-1B Certificates, pro rata, and

                  o in the case of loan group 4, sequentially to the Class 4-A-2 and Class 4-A-1 Certificates, in that order.

            For purposes of allocating losses to the subordinated certificates, the Class M Certificates have a higher distribution priority than each other class of subordinated certificates.

            Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

            In general, a "Realized Loss" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

            A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received. See "Credit Enhancement--Subordination" in this free writing prospectus.

            "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of the receipt of such recoveries